UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05452 )

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006 - July 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Premier Income Trust

7|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Premier Income
Trust

7| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Report from the fund managers	5
Performance in depth	9
Your fund’s management	11
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	18
Federal tax information	62
Compliance certifications	62
Shareholder meeting results	63
About the Trustees	64
Officers	68

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended July 31, 2007, and provide their outlook for the months ahead.  As always, we thank you for your support of the Putnam funds.

Putnam Premier Income Trust: seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since the fund’s launch. New sectors such as mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies what it considers to be compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Balancing risk and return across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Performance snapshot

Putnam
Premier Income
Trust

Average annual total return (%) comparison as of 7/31/07

The fund – at NAV
Putnam Premier Income Trust (NYSE ticker: PPT)
Fund's benchmark
Lehman Government Bond Index
Fund's Lipper peer group average
Flexible Income Funds (closed-end)
8.12
7.07
7.25
6.02
5.71
4.54
9.99
3.94
9.70
6.93
3.79
6.19
6.93
5.80
6.29
Life of fund
10 years
5 years
3 years
1 year

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 9–10 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment price.

Report from the fund managers

The year in review

The first 10 months of your fund’s 2007 fiscal year were favorable for most sectors of the fixed-income market. However, investing in the “credit sectors” — which include lower-rated, higher-yielding bonds and emerging-market debt — became much more challenging for investors as the fiscal year drew to a close. Beginning in mid-May, concerns over increasing defaults and a “credit crunch” in the subprime mortgage area sparked a wave of selloffs that affected every area of the fixed-income market except for the U.S. Treasury sector. Your fund, however, had little direct exposure to the low-quality mortgage credits that recently proved so problematic. Because your fund allocates its investments across a broader spectrum of fixed-income investments, furthermore, its results at net asset value exceeded those of its benchmark. The fund also exceeded the average for its Lipper peer group. We attribute this to favorable security selection and the fact that the majority of the fund’s holdings were positioned at the short end of the yield curve, which performed relatively well during the period. The fund’s exposure to emerging-market debt also contributed to this strong showing, as emerging-market countries seemed relatively unaffected by recent market turbulence. The fund continued to benefit from its holdings in securitized bonds, and our currency strategy had a positive effect on performance for the period.

Market overview

Earlier in the current decade, the subprime mortgage market benefited from ever-rising housing prices, low mortgage rates, and easy credit terms for prospective homeowners. However, since these mortgages involve higher-risk borrowers, rising interest rates and the recent decline in the housing market have led to dramatically rising defaults. These, in turn, have generated massive losses for investors in mortgage-backed securities with subprime exposure, as well as for banks and brokerage firms involved in this market. During the last six weeks of the fiscal year, heightened volatility spread to other market sectors, possibly revealing the need for a general reassessment and repricing of risk and capital within the fixed-income markets. Also contributing to investors’ growing risk aversion were higher short-term interest rates across the globe, as central banks sought to tamp down inflation. Economic growth in Europe, Asia, and the United States has remained surprisingly strong, however, and “spreads,” or the difference in yield between Treasury securities and lower-quality bonds of similar maturity, have widened as demand for higher-quality investments has increased. Despite the volatility, in other words, we

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 7/31/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

believe the economic fundamentals during the period remained relatively solid: U.S. interest rates remained historically low, inflation appeared to be under control, and global growth continued to be robust.

Strategy overview

We believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. Reflecting this belief, the fund’s portfolio includes a broad spectrum of government, credit, and securitized debt instruments. Putnam’s fixed-income group aligns teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. The fund’s management team then selects from among these strategies, systematically building an array of investments intended to carefully balance risk and return.

During the period, we continued to maintain a conservative posture regarding your fund’s duration — a measure of its interest-rate sensitivity. We kept duration relatively short in order to make the portfolio less vulnerable to the negative impact of rising rates. For defensive purposes, we also continued to maintain a higher level of credit quality than we have in past years. We kept the fund’s exposure to high-yield bonds relatively low and maintained a significant allocation to structured/securitized instruments with short maturities. This combination of short duration, limited exposure to credit instruments, successful security selection, and high credit quality helped the fund outperform its benchmark and peers over the 12-month period.

International holdings, especially emerging-market debt and foreign currency exposure, further diversified the fund’s sources of return and boosted performance. We have also maintained a substantial position in bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

During the period, the fund’s position in securitized bonds, or structured securities, had a moderately positive impact on performance. These securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, which provides us with the flexibility to shift to other fixed-income securities, should interest rates rise sharply. The most common types of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls. Securitized bonds were hurt by credit market volatility in May and June, but our positioning in the front end of the yield curve lessened the impact on our holdings. The fund had little direct exposure to the low-quality mortgage credits that have recently proved problematic for the overall market.

Holdings in “index-linked” bonds (i.e., bonds whose income tracks inflation) issued in Japan, Europe, and the United Kingdom contributed favorably to performance during the period. In a strong global growth environment, inflation has increased in those three countries, and index-linked bonds have outperformed non-indexed issues of similar maturity.

While the fund has gradually de-emphasized emerging-market securities over the past three years overall, the fund’s holdings in this area continued to benefit performance. Emerging-market bonds have shown little susceptibility to recent credit market turbulence, and your fund’s substantial positions in Argentina, Brazil, Indonesia, and Russia strengthened in response to fundamental improvements in these countries’ balance sheets. All four nations are currently benefiting from higher commodity prices and trade surpluses.

The fund’s position in senior-secured floating-rate bank loans helped relative performance for much of the fiscal year, but was affected by the downtrend during the last six weeks of the period. These loans are issued by banks to corporations. The interest these loans pay “floats,” or adjusts to reflect changes in short-term interest rates. Also, their “senior-secured” status means that they are backed by the assets, such as buildings and equipment, of the company to which the loan is issued. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, investing in floating-rate bank loans has helped your fund’s income-oriented portfolio to weather the ups and downs of a full interest-rate cycle. We believe this market sector has the potential for favorable performance over the coming year.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 7/31/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Coupon (%) and maturity date

Securitized sector
Federal National Mortgage Association 30 Yr Conventional	1.5%	5.50%, 2036

Federal National Mortgage Association 30 Yr Conventional	1.5%	6.00%, 2037

Green Tree Financial Corp.	0.7%	7.86%, 2030

Credit sector
Echostar DBS Corp.	0.3%	6 5/8%, 2014

Kinder Morgan, Inc.	0.3%	6.50%, 2012

L-3 Communications Corp.	0.3%	6 1/8%, 2013

Government sector
Germany (Federal Republic of) bonds	6.4%	3.25%, 2015

Japan (Government of)	5.6%	1.0%, 2016

U.S. Treasury Bonds	4.8%	6.25%, 2030

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the 12-month period came to an end — with volatility on the rise and the credit markets still anxiously reassessing securities prices, ratings, and risk levels — we came to the conclusion that financial markets have entered a new phase. While it is certainly possible that the U.S. economy could continue to grow at a moderate pace with relatively modest inflation, it is currently our opinion that a credible case can be made for either a significant economic slowdown and subsequent easing of short-term rates by the Fed, or for a continuation of accelerating global economic growth and inflation that could lead to significantly higher interest rates worldwide. With these very different scenarios in mind, we are continuing to position the fund defensively with regard to both duration and credit risk. At the same time, recent spread-widening has presented attractive income opportunities not seen for several years, and we plan to take advantage of these opportunities on a selective basis.

Going forward, we will remain vigilant regarding any additional disruptions to the global economy and fixed-income markets. Our efforts to keep the fund positioned defensively will continue as we work to diversify the portfolio across a broad range of fixed-income sectors and securities.

Of special interest

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam Premier Income Trust. As a result of the tender offer for shares of your fund, in July the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer, see page 60 of this report.

In approving the tender offer program for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 7/31/07

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.12%	6.98%

10 years	79.37	62.71
Annual average	6.02	4.99

5 years	61.00	45.26
Annual average	9.99	7.75

3 years	22.25	19.51
Annual average	6.93	6.12

1 year	6.93	9.06

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 7/31/07

				Lipper Flexible
	Lehman	Citigroup Non-U.S.	JPMorgan	Income Funds
	Government	World Government	Global High	(closed-end)
	Bond Index	Bond Index	Yield Index	category average†

Annual average
(life of fund)	7.07%	6.70%	—*	7.25%

10 years	74.18	71.98	80.27%	56.93
Annual average	5.71	5.57	6.07	4.54

5 years	21.29	43.47	72.87	61.13
Annual average	3.94	7.49	11.57	9.70

3 years	11.81	14.75	24.25	19.85
Annual average	3.79	4.69	7.51	6.19

1 year	5.80	4.86	7.58	6.29

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment price.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/07, there were 8, 8, 7, 7, and 2 funds, respectively, in this Lipper category.

* The inception date of the JPMorgan Global High Yield Index was 12/31/93.

Fund price and distribution information For the 12-month period ended 7/31/07

Distributions

Number	12

Income	$0.360

Capital gains	—

Total	$0.360

Share value:	NAV	Market price

7/31/06	$7.02	$6.02

7/31/07	7.10	6.21

Current yield (end of period)
Current dividend rate[1]	5.07%	5.80%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.20%	7.32%

10 years	84.49	78.51
Annual average	6.32	5.97

5 years	59.63	48.84
Annual average	9.81	8.28

3 years	24.32	32.00
Annual average	7.53	9.70

1 year	8.92	16.12

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader, and Rob Bloemker, Jeffrey Kaufman, Kevin Murphy, and Paul Scanlon are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2007, and July 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/06.

Trustee and Putnam employee fund ownership

As of July 31, 2007, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$63,000	$ 92,000,000

Putnam employees	$ 6,000	$446,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam Master Intermediate Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended July 31, 2007, Portfolio Member Kevin Murphy joined and Portfolio Member David Waldman left your fund’s management team. Kevin Murphy joined the fund in March 2007. He has been employed by Putnam Management since 1999, currently as Team Leader, High Grade Credit and Emerging Market Debt, and previously as Credit Derivative Specialist.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three-and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

38th	38th	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 7, 7 and 7 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five- and ten-year periods ended June 30, 2007 were 56%, 38% and 25%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 5th out of 8, 3rd out of 7, and 2nd out of 7, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the shares outstanding as of October 7, 2005. In September 2007, the Trustees approved the renewal of the repurchase plan, which will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the shares outstanding as of October 5, 2007.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Premier Income Trust, including the fund’s portfolio, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2007

The fund’s portfolio 7/31/07

FOREIGN GOVERNMENT BONDS AND NOTES (26.5%)*

		Principal amount	Value

Argentina (Republic of ) bonds
7s, 2013		$1,380,000	$1,235,514
Argentina (Republic of )
bonds Ser. $V, 10 1/2s, 2012	ARS	22,015,000	6,109,163
Argentina (Republic of ) FRB
5.389s, 2012		$18,105,000	16,497,276
Argentina (Republic of )
notes Ser. $dis, 8.28s, 2033		2,461,230	2,061,280
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	8,000,000	10,597,797
Brazil (Federal Republic of )
bonds 6s, 2017		$2,935,000	2,832,275
Canada (Government of )
bonds 5 1/2s, 2010	CAD	3,730,000	3,585,649
Canada (Government of )
bonds Ser. WL43, 5 3/4s, 2029 CAD		1,340,000	1,474,252
Colombia (Republic of ) notes
10s, 2012		$3,765,000	4,320,338
Ecuador (Republic of ) regs
notes 9 3/8s, 2015		245,000	213,150
France (Government of )
bonds 5 3/4s, 2032	EUR	2,605,000	4,195,217
France (Government of )
bonds 5 1/2s, 2010	EUR	6,300,000	8,906,720
France (Government of )
bonds 4s, 2013	EUR	7,700,000	10,336,448
France (Government of )
bonds 4s, 2009	EUR	1,520,000	2,065,388
Germany (Federal Republic of )
bonds Ser. 05, 3 1/4s, 2015	EUR	57,100,000	72,531,069
Indonesia (Republic of )
bonds 14.275s, 2013	IDR	5,011,000,000	682,083
Indonesia (Republic of )
bonds 14 1/4s, 2013	IDR	14,881,000,000	2,005,384
Indonesia (Republic of ) bonds
11s, 2025	IDR	1,861,000,000	220,236
Indonesia (Republic of ) 144A
bonds 6 5/8s, 2037		$1,875,000	1,725,000
Ireland (Republic of ) bonds
5s, 2013	EUR	14,800,000	20,825,471
Japan (Government of ) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	313,000,000	2,671,580
Japan (Government of ) CPI
Linked bonds Ser. 12,
1.2s, 2017	JPY	732,600,000	6,102,122
Japan (Government of ) CPI
Linked bonds Ser. 8, 1s, 2016	JPY	7,759,632,600	63,817,899
Mexican (Government of )
bonds Ser. M 10, 8s, 2015	MXN	34,400,000	3,196,991
Peru (Republic of ) bonds
8 3/4s, 2033		$935,000	1,185,113
Russia (Federation of )
unsub. stepped-coupon
5s, 2030 ††		7,996,815	8,756,512
Russia (Federation of ) 144A
unsub. unsec. bonds 5s, 2030 ††		5,584,637	6,115,177
Russia (Ministry of Finance)
debs. Ser. V, 3s, 2008		4,040,000	3,959,200

FOREIGN GOVERNMENT BONDS AND NOTES (26.5%)* continued

		Principal amount	Value

South Africa (Republic of )
notes 5 7/8s, 2022		$880,000	$883,520
Spain (Kingdom of ) bonds
5s, 2012	EUR	4,600,000	6,460,314
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	10,116,850
Turkey (Republic of ) notes
6 7/8s, 2036		$6,870,000	6,406,275
Ukraine (Government of ) 144A
sr. unsub. 6.58s, 2016		2,945,000	2,930,275
United Mexican States
bonds Ser. MTN, 8.3s, 2031		4,545,000	5,619,893
Venezuela (Republic of )
notes 10 3/4s, 2013		1,975,000	2,202,125

Total foreign government bonds and notes
(cost $294,033,969)			$302,843,556

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.4%)*

		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National
Mortgage Association
Pass-Through Certificates
6 1/2s, June 20, 2037 ##		$99,815 $	101,574
6 1/2s, TBA, September 1, 2037		2,700,000	2,741,766
6 1/2s, TBA, August 1, 2037		3,800,000	3,864,719
			6,708,059

U.S. Government Agency Mortgage Obligations (5.8%)
Federal Home Loan
Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
March 1, 2026 to May 1, 2027		18,506	19,531
6s, with due dates from
September 1, 2021 to
October 1, 2021		954,402	960,180
Federal National
Mortgage Association
Pass-Through Certificates
8s, July 1, 2024		341	349
7 1/2s, with due dates from
October 1, 2022 to August 1, 2030		76,791	80,985
6 1/2s, March 1, 2037		17,077	17,259
6 1/2s, April 1, 2016		45,576	46,382
6 1/2s, TBA, August 1, 2037		5,000,000	5,051,172
6s, July 1, 2021		6,192,797	6,232,712
6s, TBA, August 1, 2037		16,900,000	16,742,882
5 1/2s, with due dates from
August 1, 2021 to May 1, 2036		44,939	44,223
5 1/2s, with due dates from
December 1, 2011 to
January 1, 2021		1,511,916	1,496,859
5 1/2s, TBA, August 1, 2037		17,600,000	16,996,375
5 1/2s, TBA, August 1, 2022		1,200,000	1,185,375
5s, July 1, 2021		206,169	200,016

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.4%)*

continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National
Mortgage Association
Pass-Through Certificates
4 1/2s, with due dates from
April 1, 2020 to June 1, 2034	$14,371,926	$13,502,958
4 1/2s, TBA, August 1, 2022	4,500,000	4,287,305
		66,864,563

Total U.S. government and agency
mortgage obligations (cost $73,453,600)		$73,572,622

U.S. TREASURY OBLIGATIONS (15.5%)*

Principal amount		Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016	$27,040,000	$32,433,212
6 1/4s, May 15, 2030	46,303,000	54,362,616
6 1/4s, August 15, 2023	18,225,000	20,671,138
U.S. Treasury Inflation Index
Notes 2 3/8s, January 15, 2017	8,043,594	7,985,228
U.S. Treasury Notes
4 1/4s, August 15, 2013	29,883,000	29,283,006
4s, November 15, 2012	3,000	2,919
3 1/4s, August 15, 2008	20,856,000	20,536,643
U.S. Treasury Strip zero %,
November 15, 2024	28,450,000	11,916,743

Total U.S. treasury obligations (cost $173,342,770)		$177,191,505

CORPORATE BONDS AND NOTES (15.5%)*

Principal amount		Value

Basic Materials (1.2%)
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015
(Canada)	$280,000	$264,600
Builders FirstSource, Inc. company
guaranty FRN 9.61s, 2012	185,000	182,225
Chaparral Steel Co. company
guaranty 10s, 2013	950,000	1,047,375
Clondalkin Acquisition BV 144A
sec. FRN 7.359s, 2013
(Netherlands)	185,000	180,331
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††	555,000	552,225
Compass Minerals
International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††	1,490,000	1,538,425
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017	1,657,000	1,748,135

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Basic Materials continued
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN
8.564s, 2015	$295,000	$303,850
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	830,000	867,350
Georgia-Pacific Corp.
notes 8 1/8s, 2011	110,000	110,825
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)	691,000	725,550
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014	1,195,000	1,278,650
Lyondell Chemical Co. company
guaranty 6 7/8s, 2017	905,000	952,513
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)	42,000	43,890
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014	520,000	499,200
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016	446,000	448,230
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014	269,000	267,655
Nalco Co. sr. sub. notes
8 7/8s, 2013	522,000	514,170
NewPage Corp. company
guaranty 10s, 2012	116,000	118,320
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011
(Canada)	30,000	26,925
Novelis, Inc. company
guaranty 7 1/4s, 2015	221,000	221,553
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014 EUR	610,000	813,259
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015	718,000	682,100
Stone Container Corp.
sr. notes 8 3/8s, 2012	399,000	372,068
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)	120,000	109,800
		13,869,224

Capital Goods (0.9%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	907,000	861,650
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014	884,000	848,640
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)	620,000	613,800
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	286,000	281,710
L-3 Communications Corp. company
guaranty 6 1/8s, 2013	3,572,000	3,321,960
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	1,019,000	927,290

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Capital Goods continued
Legrand SA debs. 8 1/2s,
2025 (France)	$1,573,000	$1,793,220
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012	291,000	306,278
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011	55,000	51,425
Owens-Brockway Glass company
guaranty 7 3/4s, 2011	186,000	188,790
Owens-Illinois, Inc. debs.
7 1/2s, 2010	207,000	203,895
TD Funding Corp. company
guaranty 7 3/4s, 2014	235,000	230,300
Tekni-Plex, Inc. secd.
notes 10 7/8s, 2012	265,000	288,850
		9,917,808

Communication Services (0.8%)
American Cellular Corp. company
guaranty 9 1/2s, 2009	375,000	383,438
Cincinnati Bell, Inc. company
guaranty 7s, 2015	1,040,000	977,600
Cricket Communications, Inc. 144A
company guaranty 9 3/8s, 2014	860,000	848,175
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)	320,000	323,200
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	1,503,000	1,397,790
iPCS, Inc. 144A sec. FRN 7.481s, 2013	280,000	270,200
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	180,000	176,400
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	295,000	281,725
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	699,000	671,040
Qwest Corp. debs. 7 1/4s, 2025	382,000	354,305
Qwest Corp. notes 8 7/8s, 2012	2,424,000	2,548,230
Qwest Corp. sr. unsec.
notes 7 1/2s, 2014	145,000	142,100
Rural Cellular Corp. 144A
sr. sub. notes FRN 8.36s, 2013	385,000	386,925
West Corp. company
guaranty 9 1/2s, 2014	255,000	248,625
		9,009,753

Consumer Cyclicals (2.4%)
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	315,000	315,000
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	265,000	249,100
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	663,075	636,552
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	1,012,000	1,062,600
Ford Motor Co. notes 7.45s, 2031	953,000	733,810

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Ford Motor Credit Corp.
notes 7 7/8s, 2010	$480,000	$459,015
Ford Motor Credit Corp.
notes 7 3/8s, 2009	382,000	368,789
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	1,389,000	1,406,217
Ford Motor Credit Corp. sr. unsec.
9 3/4s, 2010	873,000	881,608
Ford Motor Credit Corp. sr. unsec.
FRN 8.11s, 2012	250,000	238,143
General Motors Corp. debs.
9.4s, 2021	170,000	154,700
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.784s, 2014	620,000	607,600
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	1,460,000	1,430,800
Jostens IH Corp. company
guaranty 7 5/8s, 2012	1,164,000	1,140,720
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	1,275,000	1,287,750
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	560,000	540,400
Meritage Homes Corp. company
guaranty 6 1/4s, 2015 (S)	692,000	537,165
Meritage Homes Corp. sr. notes
7s, 2014	90,000	76,500
Meritor Automotive, Inc.
notes 6.8s, 2009	135,000	130,950
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	885,000	893,850
MGM Mirage, Inc. company
guaranty 6s, 2009	1,929,000	1,890,420
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	207,000	126,270
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	880,000	888,800
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	625,000	575,000
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	665,000	671,650
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	1,000	1,029
PRIMEDIA, Inc. sr. notes 8s, 2013	1,053,000	1,106,966
Scientific Games Corp. company
guaranty 6 1/4s, 2012	1,226,000	1,161,635
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	580,000	571,300
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	88,000	73,480
Station Casinos, Inc.
sr. notes 6s, 2012	614,000	561,810
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	136,000	136,000
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	828,000	819,720

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	$510,000	$438,600
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	686,000	577,955
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	1,305,000	1,236,488
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	335,000	261,300
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	1,980,000	1,663,200
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	1,087,000	1,008,193
		26,921,085

Consumer Staples (1.9%)
Affinity Group, Inc.
sr. sub. notes 9s, 2012	1,055,000	1,112,439
AMC Entertainment, Inc. company
guaranty 11s, 2016	485,000	500,763
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	399,000	364,088
Archibald Candy Corp. company
guaranty 10s,
2007 (In default) (F) †	173,688	9,076
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	560,000	534,800
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	47,000	45,355
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	2,450,000	2,450,000
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	499,000	506,485
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	166,000	168,905
Church & Dwight Co., Inc. company
guaranty 6s, 2012	865,000	804,450
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	990,000	891,000
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	1,063,000	964,673
Dean Foods Co. company
guaranty 7s, 2016	272,000	250,240
Del Monte Corp. company
guaranty 6 3/4s, 2015	640,000	579,200
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	1,085,000	1,090,425
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	1,416,000	1,274,400
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	4,144,000	3,853,920
Interpublic Group
of Companies, Inc. notes 6 1/4s, 2014	233,000	198,050
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. disc.
notes stepped-coupon zero %
(12 1/2s, 8/2/11), 2016 ††	275,000	180,125

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Consumer Staples continued
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. notes
10s, 2014	$365,000	$368,650
Playtex Products, Inc. company
guaranty 8s, 2011	900,000	929,250
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	873,000	868,635
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	922,000	945,050
Rental Services Corp. 144A
bonds 9 1/2s, 2014	519,000	506,025
Rite Aid Corp. company
guaranty 9 3/8s, 2015	645,000	574,050
Rite Aid Corp. secd. notes
7 1/2s, 2017	620,000	568,850
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	690,000	702,075
Young Broadcasting, Inc. company
guaranty 10s, 2011	469,000	426,790
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	160,000	135,200
		21,802,969

Energy (2.3%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	2,598,000	2,364,180
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	778,000	817,873
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	630,000	573,300
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014
(Canada)	1,577,000	1,466,610
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	1,991,000	2,003,444
Complete Production Services, Inc.
company guaranty 8s, 2016	1,020,000	979,200
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	995,000	920,375
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	625,000	600,000
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	830,000	823,775
Forest Oil Corp. sr. notes 8s, 2011	1,465,000	1,475,988
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	1,140,000	1,080,150
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	1,013,000	921,830
Lukoil International Finance 144A
company guaranty 6.656s, 2022
(Netherlands)	500,000	463,750
Lukoil International Finance 144A
company guaranty 6.356s, 2017
(Netherlands)	1,200,000	1,129,920
Massey Energy Co.
sr. notes 6 5/8s, 2010	523,000	487,698

CORPORATE BONDS AND NOTES (15.5%)* continued

		Principal amount	Value

Energy continued
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014		$698,000	$666,590
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		910,000	855,400
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011		747,385	764,708
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014		695,000	709,145
Peabody Energy Corp.
sr. notes 5 7/8s, 2016		1,470,000	1,278,900
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		607,000	625,210
Petroleum Co. of Trinidad & Tobago
Ltd. 144A sr. unsec 6s, 2022
(Trinidad)		1,745,000	1,731,651
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015		290,000	271,150
Pogo Producing Co.
sr. sub. notes Ser. B, 8 1/4s, 2011		1,270,000	1,289,050
Pride International, Inc.
sr. notes 7 3/8s, 2014		1,619,000	1,606,858
			25,906,755

Financial (2.3%)
Banco Do Brasil 144A sr. unsec.
9 3/4s, 2017 (Cayman Islands)		1,055,000	538,337
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.16s, 2012
(Cayman Islands)		2,828,000	2,856,684
Finova Group, Inc. notes 7 1/2s, 2009		803,510	164,720
General Motors Acceptance Corp.
notes 7 3/4s, 2010		176,000	171,450
General Motors Acceptance Corp.
notes 7s, 2012		185,000	172,430
General Motors Acceptance Corp.
notes 6 7/8s, 2012		1,292,000	1,188,426
General Motors Acceptance Corp.
notes 6 3/4s, 2014		3,179,000	2,857,180
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009		209,000	202,011
GMAC LLC unsub. notes 6 5/8s, 2012		1,345,000	1,226,884
HUB International Holdings, Inc.
144A sr. notes 9s, 2014		135,000	121,500
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		185,000	159,100
Leucadia National Corp. 144A
sr. notes 7 1/8s, 2017		495,000	450,450
Liberty Mutual Insurance 144A
notes 7.697s, 2097		1,330,000	1,279,428
JPMorgan Chase & Co. 144A
0.198s, 2012	INR	37,500,000	952,012
Morgan Stanley 144A sr. unsec.
bonds 5.337s, 2017	BRC	3,655,000	1,920,849
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)		$700,000	638,750

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Financial continued
Realogy Corp. 144A
sr. notes 10 1/2s, 2014 (R)	$1,365,000	$1,262,625
RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s,
2017 (Luxembourg)	1,880,000	1,779,044
UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††	2,730,000	2,736,825
USI Holdings Corp. 144A
sr. notes FRN 9.23s, 2014	120,000	114,000
VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)	1,724,000	1,665,384
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)	1,065,000	1,028,790
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	2,595,000	2,689,718
		26,176,597

Government (1.0%)
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)	884,250	920,831
Pemex Project Funding Master Trust
company guaranty 9 1/2s, 2027	2,500,000	3,268,750
Pemex Project Funding Master Trust
company guaranty 5 3/4s, 2015	7,347,000	7,121,895
		11,311,476

Health Care (1.0%)
Community Health Systems, Inc.
144A sr. notes 8 7/8s, 2015	1,605,000	1,558,856
DaVita, Inc. company
guaranty 6 5/8s, 2013	291,000	277,905
HCA, Inc. 144A sec. notes
9 1/4s, 2016	1,275,000	1,265,438
HCA, Inc. 144A sec.
sr. notes 9 5/8s, 2016 ‡‡	1,095,000	1,086,788
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	1,450,000	1,305,000
Service Corporation International
debs. 7 7/8s, 2013	112,000	112,068
Service Corporation International
sr. notes 7s, 2017	333,000	303,030
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	1,412,000	1,299,040
Surgical Care Affiliates, Inc.
144A sr. notes 8 7/8s, 2015 ‡‡	200,000	190,000
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	200,000	190,000
Tenet Healthcare Corp.
notes 7 3/8s, 2013	750,000	626,250
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	598,000	532,220
US Oncology, Inc. company
guaranty 9s, 2012	965,000	960,175
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	769,000	715,170

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value

Health Care continued
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	$590,000	$622,450
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	392,000	387,100
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	337,000	318,465
		11,749,955

Technology (0.4%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	649,000	571,120
CHR Intermediate Holding Corp.
144A sr. notes 12.61s, 2013 ‡‡	345,000	343,706
Freescale Semiconductor, Inc. 144A
sr. notes 9 1/8s, 2014 ‡‡	753,000	664,523
Freescale Semiconductor, Inc. 144A
sr. notes 8 7/8s, 2014	1,082,000	987,325
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016 (S)	757,000	666,160
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	435,000	424,125
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	770,000	752,675
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	25,000	20,500
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	660,000	663,300
		5,093,434

Utilities & Power (1.3%)
AES Corp. (The) sr. notes
8 7/8s, 2011	107,000	108,605
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	895,000	921,850
CMS Energy Corp. sr. notes
7 3/4s, 2010	350,000	361,175
Colorado Interstate Gas Co.
debs. 6.85s, 2037	615,000	616,802
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	173,000	168,613
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	284,000	271,930
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	338,000	326,170
Edison Mission Energy 144A
sr. notes 7.2s, 2019	545,000	486,413
Edison Mission Energy 144A
sr. notes 7s, 2017	380,000	342,950
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	370,000	430,520
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	1,010,000	921,625
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	3,850,000	3,699,651
NRG Energy, Inc. sr. notes
7 3/8s, 2016	465,000	448,725

CORPORATE BONDS AND NOTES (15.5%)* continued

		Principal amount	Value

Utilities & Power continued
Orion Power Holdings, Inc.
sr. notes 12s, 2010		$1,115,000	$1,209,775
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013		993,000	984,201
Teco Energy, Inc. notes 7.2s, 2011		350,000	357,002
Teco Energy, Inc. notes 7s, 2012		550,000	556,356
Teco Energy, Inc.
sr. notes 6 3/4s, 2015		63,000	62,220
Tennessee Gas Pipeline Co.
debs. 7s, 2028		145,000	146,163
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017		291,000	314,331
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026		875,000	873,906
Utilicorp United, Inc.
sr. notes 9.95s, 2011		36,000	38,069
Williams Cos., Inc. (The)
notes 8 1/8s, 2012		290,000	300,150
Williams Cos., Inc. (The)
notes 7 5/8s, 2019		736,000	747,040
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017		280,000	271,600
			14,965,842

Total corporate bonds and notes
(cost $183,345,719)			$176,724,898

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)*

		Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class G, 7s, 2029		$57,202	$57,202
Banc of America
Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	312,759
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	604,427
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
7.32s, 2022		1,187,000	1,184,374
Banc of America Mortgage
Securities IFB Ser. 06-2,
Class A4, IO (Interest only),
0.08s, 2036		1,822,865	17,037
Bayview Commercial Asset Trust
144A Ser. 07-1, Class S, IO,
1.211s, 2037		8,185,781	1,051,873
Bear Stearns Commercial Mortgage
Securities, Inc. FRB Ser. 00-WF2,
Class F, 8.194s, 2032		481,000	525,033
Broadgate Financing PLC sec. FRB
Ser. D, 6.801s, 2023
(United Kingdom)	GBP	855,625	1,711,872

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

		Principal amount	Value

Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
IO, 0.731s, 2017		$3,532,729	$48,299
Commercial Mortgage
Pass-Through
Certificates 144A FRB
Ser. 05-F10A, Class A1,
5.42s, 2017		554,516	554,315
Countrywide Alternative
Loan Trust
Ser. 06-OA10, Class XBI, IO,
2.355s, 2046		10,700,191	387,882
IFB Ser. 06-6CB, Class 1A3,
IO, zero %, 2036		12,911,395	40,348
CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D,
6.12s, 2017		167,000	166,999
FRB Ser. 06-A, Class C,
5.92s, 2017		495,000	494,849
Criimi Mae Commercial
Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033		3,957,000	3,963,727
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
7.17s, 2020		1,356,000	1,356,023
Ser. 98-C2, Class F,
6 3/4s, 2030		3,176,400	3,321,731
FRB Ser. 05-TFLA, Class K,
6.62s, 2020		758,000	757,994
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,783,480
Ser. 02-CP5, Class M,
5 1/4s, 2035		691,000	611,454
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.687s, 2031		38,187,321	372,923
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	551,564
DLJ Commercial Mortgage
Corp. 144A
Ser. 98-CF2, Class B5,
5.95s, 2031		1,771,365	1,668,945
DLJ Mortgage Acceptance
Corp. 144A Ser. 97-CF1,
Class B2, 8.16s, 2030		442,306	398,106
European Loan Conduit
144A FRB Ser. 22A, Class D,
6.895s, 2014 (Ireland)	GBP	995,000	1,990,521
European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
6.884s, 2014
(United Kingdom)	GBP	553,996	1,119,327
Fannie Mae
IFB Ser. 06-70, Class SM,
9.605s, 2036		$515,553	556,614
IFB Ser. 06-62, Class PS,
7.98s, 2036		1,447,727	1,570,327

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-76, Class QB,
7.68s, 2036	$3,606,284	$3,902,342
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	574,012	601,932
Ser. 02-T19, Class A3,
7 1/2s, 2042	471,077	491,499
Ser. 02-14, Class A2, 7 1/2s, 2042	3,321	3,458
Ser. 01-T10, Class A2, 7 1/2s, 2041	448,617	465,780
Ser. 02-T4, Class A3, 7 1/2s, 2041	1,926	2,001
Ser. 01-T3, Class A1, 7 1/2s, 2040	290,373	301,455
Ser. 01-T1, Class A1, 7 1/2s, 2040	894,813	928,073
Ser. 99-T2, Class A1, 7 1/2s, 2039	360,947	378,773
Ser. 00-T6, Class A1, 7 1/2s, 2030	171,954	178,847
Ser. 01-T4, Class A1, 7 1/2s, 2028	831,821	874,048
IFB Ser. 06-63, Class SP,
7.38s, 2036	3,922,100	4,152,072
IFB Ser. 06-60, Class TK,
7.32s, 2036	1,123,402	1,160,346
IFB Ser. 06-104, Class GS,
7.046s, 2036	749,729	783,167
Ser. 04-W12, Class 1A3, 7s, 2044	737,637	764,656
Ser. 01-T10, Class A1, 7s, 2041	1,790,595	1,840,607
IFB Ser. 05-74, Class CS,
5.39s, 2035	1,190,053	1,166,208
IFB Ser. 05-74, Class CP,
5.243s, 2035	1,043,878	1,037,695
IFB Ser. 06-27, Class SP,
5.06s, 2036	1,553,000	1,538,423
IFB Ser. 06-8, Class HP,
5.06s, 2036	1,741,847	1,710,413
IFB Ser. 06-8, Class WK,
5.06s, 2036	2,746,201	2,675,958
IFB Ser. 05-106, Class US,
5.06s, 2035	2,536,592	2,508,750
IFB Ser. 05-99, Class SA,
5.06s, 2035	1,241,921	1,218,711
IFB Ser. 05-115, Class NQ,
4.988s, 2036	607,318	576,089
IFB Ser. 05-114, Class SP,
4.95s, 2036	734,246	693,679
IFB Ser. 06-60, Class CS,
4.583s, 2036	1,747,058	1,580,959
IFB Ser. 05-95, Class CP,
4.089s, 2035	190,863	184,776
IFB Ser. 05-95, Class OP,
3.923s, 2035	704,000	630,953
IFB Ser. 05-83, Class QP,
3.562s, 2034	419,582	379,462
IFB Ser. 02-36, Class QH, IO,
2.73s, 2029	4,337	7
IFB Ser. 07-W6, Class 6A2, IO,
2.48s, 2037	2,675,652	178,927
IFB Ser. 06-90, Class SE, IO,
2.48s, 2036	4,636,842	475,517
IFB Ser. 03-66, Class SA, IO,
2.33s, 2033	2,054,172	160,814
IFB Ser. 07-W6, Class 5A2, IO,
1.97s, 2037	3,462,727	215,774

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-W2, Class 3A2, IO,
1.96s, 2037	$3,417,309	$207,256
IFB Ser. 05-113, Class AI, IO,
1.91s, 2036	1,493,333	106,555
IFB Ser. 05-113, Class DI, IO,
1.91s, 2036	1,398,403	89,183
IFB Ser. 06-60, Class SI, IO,
1.83s, 2036	3,366,257	254,265
IFB Ser. 06-60, Class DI, IO,
1 3/4s, 2035	4,427,353	257,902
IFB Ser. 07-39, Class PI, IO,
1.44s, 2037	2,166,038	121,263
IFB Ser. 07-30, Class WI, IO,
1.44s, 2037	12,748,831	672,264
IFB Ser. 07-22, Class S, IO,
1.43s, 2037	18,717,059	1,139,345
IFB Ser. 07-W2, Class 2A2, IO,
1.43s, 2037	4,570,920	240,718
IFB Ser. 06-128, Class SH, IO,
1.43s, 2037	2,377,384	129,330
IFB Ser. 06-56, Class SM, IO,
1.43s, 2036	3,193,321	174,602
IFB Ser. 06-12, Class SD, IO,
1.43s, 2035	7,921,787	507,787
IFB Ser. 07-W5, Class 2A2, IO,
1.42s, 2037	1,042,571	43,805
IFB Ser. 07-30, Class IE, IO,
1.42s, 2037	5,977,727	427,038
IFB Ser. 06-123, Class CI, IO,
1.42s, 2037	4,798,936	311,811
IFB Ser. 06-123, Class UI, IO,
1.42s, 2037	2,278,634	138,551
IFB Ser. 07-15, Class BI, IO,
1.38s, 2037	3,850,315	229,621
IFB Ser. 06-23, Class SC, IO,
1.38s, 2036	3,110,640	190,527
IFB Ser. 05-95, Class CI, IO,
1.38s, 2035	2,633,958	161,055
IFB Ser. 05-84, Class SG, IO,
1.38s, 2035	4,475,130	284,487
IFB Ser. 05-104, Class NI, IO,
1.38s, 2035	3,087,735	183,720
IFB Ser. 05-83, Class QI, IO,
1.37s, 2035	703,044	48,459
IFB Ser. 05-83, Class SL, IO,
1.35s, 2035	7,772,796	425,617
IFB Ser. 06-114, Class IS, IO,
1.33s, 2036	2,635,041	149,045
IFB Ser. 06-115, Class IE, IO,
1.32s, 2036	1,971,594	113,168
IFB Ser. 06-117, Class SA, IO,
1.32s, 2036	3,029,593	171,442
IFB Ser. 06-109, Class SH, IO,
1.3s, 2036	2,322,244	154,152
IFB Ser. 07-W6, Class 4A2, IO,
1.28s, 2037	13,361,252	638,249
IFB Ser. 06-128, Class SC, IO,
1.28s, 2037	2,580,144	137,780

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-45, Class SM, IO,
1.28s, 2036	$3,634,093	$178,590
IFB Ser. 06-8, Class JH, IO,
1.28s, 2036	9,234,687	527,717
IFB Ser. 05-95, Class OI, IO,
1.27s, 2035	392,467	27,154
IFB Ser. 06-99, Class AS, IO,
1.26s, 2036	387,641	20,855
IFB Ser. 06-98, Class SQ, IO,
1 1/4s, 2036	13,643,309	749,460
IFB Ser. 06-85, Class TS, IO,
1.24s, 2036	5,253,504	268,228
FRB Ser. 03-W17, Class 12, IO,
1.151s, 2033	4,736,040	182,102
IFB Ser. 07-30, Class JS, IO,
1.12s, 2037	8,238,721	439,820
IFB Ser. 07-30, Class LI, IO,
1.12s, 2037	3,830,333	213,987
IFB Ser. 07-W2, Class 1A2, IO,
1.11s, 2037	12,253,015	575,109
IFB Ser. 07-54, Class IA, IO,
1.09s, 2037	2,761,593	148,923
IFB Ser. 07-54, Class IB, IO,
1.09s, 2037	2,761,593	148,923
IFB Ser. 07-54, Class IC, IO,
1.09s, 2037	2,761,593	148,923
IFB Ser. 07-54, Class ID, IO,
1.09s, 2037	2,761,593	148,923
IFB Ser. 07-54, Class IE, IO,
1.09s, 2037	2,761,593	148,923
IFB Ser. 07-54, Class IF, IO,
1.09s, 2037	4,108,424	221,553
IFB Ser. 07-54, Class UI, IO,
1.09s, 2037	3,995,627	228,533
IFB Ser. 07-15, Class CI, IO,
1.06s, 2037	8,804,300	483,313
IFB Ser. 06-123, Class BI, IO,
1.06s, 2037	11,658,592	602,987
IFB Ser. 06-115, Class JI, IO,
1.06s, 2036	6,420,761	337,663
IFB Ser. 06-123, Class LI, IO,
1s, 2037	4,319,043	211,378
Ser. 03-W10, Class 3A, IO,
0.881s, 2043	8,057,497	137,808
Ser. 03-W10, Class 1A, IO,
0.865s, 2043	6,714,166	98,442
IFB Ser. 07-39, Class AI, IO,
0.8s, 2037	4,799,014	202,300
IFB Ser. 07-32, Class SD, IO,
0.79s, 2037	3,285,515	153,404
IFB Ser. 07-30, Class UI, IO,
0.78s, 2037	2,724,788	121,016
IFB Ser. 07-32, Class SC, IO,
0.78s, 2037	4,347,362	201,609
IFB Ser. 07-1, Class CI, IO,
0.78s, 2037	3,191,679	132,963
IFB Ser. 05-74, Class SE, IO,
0.78s, 2035	6,272,329	217,555

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Fannie Mae
Ser. 00-T6, IO, 0.763s, 2030	$7,277,216	$107,800
IFB Ser. 07-W5, Class 1A2, IO,
0.76s, 2037	6,011,459	179,287
Ser. 02-T18, IO, 0.519s, 2042	13,105,603	172,353
Ser. 06-84, Class OP, PO
(Principal only), zero %, 2036	90,999	86,458
Ser. 372, Class 1, PO, zero %, 2036	10,434,692	7,611,263
Ser. 04-38, Class AO, PO,
zero %, 2034	980,516	689,678
Ser. 04-61, Class CO, PO,
zero %, 2031	919,000	712,383
Ser. 99-51, Class N, PO,
zero %, 2029	131,670	107,578
Ser. 07-31, Class TS, IO,
zero %, 2009	6,973,742	44,311
Ser. 07-15, Class IM, IO,
zero %, 2009	2,691,282	19,158
Ser. 07-16, Class TS, IO,
zero %, 2009 (In default) †	10,992,972	69,454
Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	10,256	10,721
Ser. T-60, Class 1A2, 7s, 2044	3,359,954	3,480,863
Ser. T-57, Class 1AX, IO,
0.454s, 2043	4,155,640	47,707
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 9.71s, 2020	10,350,080	542,863
First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	891,000	753,796
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,317,301
Freddie Mac
IFB Ser. 3182, Class PS,
7.32s, 2032	410,619	439,090
IFB Ser. 3081, Class DC,
5.22s, 2035	1,005,425	970,600
IFB Ser. 3114, Class GK,
5.12s, 2036	683,354	659,407
IFB Ser. 2979, Class AS,
4.767s, 2034	446,967	425,180
IFB Ser. 3065, Class DC, 3.9s, 2035	1,569,903	1,414,525
IFB Ser. 2828, Class TI, IO,
1.73s, 2030	1,430,474	85,701
IFB Ser. 3297, Class BI, IO,
1.44s, 2037	8,324,298	543,288
IFB Ser. 3284, Class IV, IO,
1.43s, 2037	2,094,050	149,857
IFB Ser. 3287, Class SD, IO,
1.43s, 2037	3,125,473	190,344
IFB Ser. 3281, Class BI, IO,
1.43s, 2037	1,631,217	101,764
IFB Ser. 3028, Class ES, IO,
1.43s, 2035	7,430,399	462,544
IFB Ser. 3042, Class SP, IO,
1.43s, 2035	1,742,760	104,391

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3045, Class DI, IO,
1.41s, 2035	$14,296,041	$731,731
IFB Ser. 3054, Class CS, IO,
1.38s, 2035	1,614,298	74,505
IFB Ser. 3107, Class DC, IO,
1.38s, 2035	8,009,440	513,130
IFB Ser. 3066, Class SI, IO,
1.38s, 2035	5,095,988	310,791
IFB Ser. 2950, Class SM, IO,
1.38s, 2016	1,229,345	65,748
IFB Ser. 3031, Class BI, IO,
1.37s, 2035	1,418,027	96,676
IFB Ser. 3244, Class SB, IO,
1.34s, 2036	2,321,315	138,578
IFB Ser. 3244, Class SG, IO,
1.34s, 2036	2,704,508	160,037
IFB Ser. 3326, Class GS, IO,
1.33s, 2037	7,746,150	408,447
IFB Ser. 3236, Class IS, IO,
1.33s, 2036	4,370,944	253,337
IFB Ser. 3147, Class SH, IO,
1.33s, 2036	8,021,182	476,835
IFB Ser. 3114, Class TS, IO,
1.33s, 2030	8,891,790	401,056
IFB Ser. 3240, Class S, IO,
1.3s, 2036	7,470,151	467,046
IFB Ser. 3065, Class DI, IO,
1.3s, 2035	1,108,368	74,545
IFB Ser. 3221, Class SI, IO,
1.26s, 2036	3,553,192	193,649
IFB Ser. 3153, Class UI, IO,
1 1/4s, 2036	540,684	35,751
IFB Ser. 3202, Class PI, IO,
1.22s, 2036	9,692,988	523,752
IFB Ser. 3201, Class SG, IO,
1.18s, 2036	4,496,592	239,334
IFB Ser. 3203, Class SE, IO,
1.18s, 2036	4,019,176	211,878
IFB Ser. 3152, Class SY, IO,
1.16s, 2036	6,601,211	375,507
IFB Ser. 3284, Class BI, IO,
1.13s, 2037	2,635,167	137,091
IFB Ser. 3199, Class S, IO,
1.13s, 2036	5,700,231	313,296
IFB Ser. 3284, Class LI, IO,
1.12s, 2037	5,429,800	288,109
IFB Ser. 3281, Class AI, IO,
1.11s, 2037	8,874,294	501,386
IFB Ser. 3311, Class IA, IO,
1.09s, 2037	3,881,536	219,832
IFB Ser. 3311, Class IB, IO,
1.09s, 2037	3,881,536	219,832
IFB Ser. 3311, Class IC, IO,
1.09s, 2037	3,881,536	219,832
IFB Ser. 3311, Class ID, IO,
1.09s, 2037	3,881,536	219,832
IFB Ser. 3311, Class IE, IO,
1.09s, 2037	5,985,148	338,970

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3240, Class GS, IO,
1.06s, 2036	$4,545,737	$244,890
IFB Ser. 3288, Class SJ, IO,
0.81s, 2037	4,304,673	183,048
IFB Ser. 3284, Class CI, IO,
0.8s, 2037	10,466,976	466,511
IFB Ser. 3016, Class SQ, IO,
0.79s, 2035	3,216,756	105,506
IFB Ser. 3284, Class WI, IO,
0.78s, 2037	17,415,597	613,029
IFB Ser. 3235, Class SA, IO,
0.63s, 2036	2,079,577	73,793
Ser. 246, PO, zero %, 2037	10,918,946	7,968,688
FRB Ser. 3326, Class XF,
zero %, 2037	392,314	429,702
Ser. 3300, PO, zero %, 2037	1,910,724	1,398,715
Ser. 236, PO, zero %, 2036	858,792	627,435
FRB Ser. 3326, Class WF,
zero %, 2035	362,018	381,870
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	251,000	263,668
Ser. 00-1, Class G, 6.131s, 2033	1,159,000	1,067,810
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	1,022,427	1,044,037
Government National
Mortgage Association
IFB Ser. 05-66, Class SP,
3.1s, 2035	961,996	854,599
IFB Ser. 06-62, Class SI, IO,
2.06s, 2036	3,483,416	248,925
IFB Ser. 07-1, Class SL, IO,
2.04s, 2037	1,508,443	111,881
IFB Ser. 07-1, Class SM, IO,
2.03s, 2037	1,509,391	111,447
IFB Ser. 07-26, Class SG, IO,
1.53s, 2037	4,383,299	273,794
IFB Ser. 07-9, Class BI, IO,
1 1/2s, 2037	9,433,804	534,353
IFB Ser. 07-25, Class SA, IO,
1.48s, 2037	3,709,330	211,803
IFB Ser. 07-25, Class SB, IO,
1.48s, 2037	7,267,481	414,973
IFB Ser. 07-26, Class LS, IO,
1.48s, 2037	9,106,703	582,547
IFB Ser. 07-26, Class SA, IO,
1.48s, 2037	10,402,457	563,512
IFB Ser. 07-26, Class SD, IO,
1.48s, 2037	5,190,761	313,107
IFB Ser. 07-22, Class S, IO,
1.48s, 2037	2,337,294	155,120
IFB Ser. 06-38, Class SG, IO,
1.33s, 2033	10,441,014	457,504
IFB Ser. 07-9, Class DI, IO,
1.19s, 2037	4,792,644	223,800
IFB Ser. 07-9, Class AI, IO,
1.18s, 2037	5,382,037	273,246

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 05-65, Class SI, IO,
1.03s, 2035	$3,424,286	$146,787
IFB Ser. 07-27, Class SD, IO,
0.88s, 2037	2,656,664	94,125
IFB Ser. 07-19, Class SJ, IO,
0.88s, 2037	4,487,969	167,895
IFB Ser. 07-9, Class CI, IO,
0.88s, 2037	6,248,085	228,647
IFB Ser. 07-7, Class EI, IO,
0.88s, 2037	2,618,448	94,241
IFB Ser. 07-1, Class S, IO,
0.88s, 2037	5,932,976	223,216
IFB Ser. 07-3, Class SA, IO,
0.88s, 2037	5,655,820	211,070
IFB Ser. 07-43, Class SC, IO,
0.78s, 2037	4,261,000	115,679
Ser. 98-2, Class EA, PO,
zero %, 2028	128,768	102,886
GS Mortgage Securities Corp. II
144A FRB Ser. 03-FL6A, Class L,
8.57s, 2015	417,000	412,830
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	503,231
Ser. 98-C4, Class J, 5.6s, 2035	965,000	860,229
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3,
8.16s, 2036	1,687,163	1,748,236
FRB Ser. 07-5, Class 4A2,
5.64s, 2037	3,287,437	3,250,545
IFB Ser. 06-5, Class 2A2, IO,
1.83s, 2036	5,669,047	282,865
IFB Ser. 07-2, Class 2A13, IO,
1.37s, 2037	4,120,899	223,738
IFB Ser. 06-9, Class 2A2, IO,
1.3s, 2037	4,963,852	261,107
IFB Ser. 06-7, Class 2A4, IO,
1.23s, 2036	8,746,899	345,201
IFB Ser. 06-7, Class 2A5, IO,
1.23s, 2036	7,845,864	385,876
IFB Ser. 06-6, Class 1A2, IO,
1.18s, 2036	3,221,575	128,068
IFB Ser. 06-6, Class 1A3, IO,
1.18s, 2036	4,430,708	201,636
IFB Ser. 06-5, Class 1A3, IO,
0.08s, 2036	1,520,449	9,332
IFB Ser. 06-4, Class 1A3, IO,
0.08s, 2036	2,190,347	19,344
IFB Ser. 06-7, Class 1A3, IO,
0.03s, 2036	3,638,743	16,374
Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,154,000	982,599
Ser. 04-1A, Class K, 5.45s, 2040	411,000	335,284
Ser. 04-1A, Class L, 5.45s, 2040	187,000	140,515
MASTR Adjustable Rate Mortgages
Trust Ser. 04-13, Class 3A6,
3.786s, 2034	554,000	536,953

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

		Principal amount	Value

Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049		$111,334,461	$1,646,637
Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.28s, 2035		955,752	942,611
Ser. 96-C2, Class JS, IO,
2.278s, 2028		2,437,457	229,958
Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C1, Class X, IO,
7.798s, 2037		1,378,713	424,385
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		2,455,000	2,486,757
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039		3,360,000	2,441,141
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1,
5.357s, 2035		2,824,582	2,810,529
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E,
7.081s, 2030		459,501	466,031
Ser. 97-MC2, Class X, IO,
0.983s, 2012		1,986,874	3,581
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5.76s, 2042
(United Kingdom)		1,112,000	1,112,751
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		285,000	259,037
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036		886,452	8,414
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		595,000	597,475
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		316,000	273,439
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		376,000	300,638
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		345,000	298,843
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		325,000	262,653
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (Ireland)	GBP	444,138	898,207
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (Ireland)	GBP	1,070,244	2,171,917
URSUS EPC 144A FRB
Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	470,953	951,118
Wachovia Bank Commercial
Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L,
8.62s, 2018		$917,000	916,817

COLLATERALIZED MORTGAGE OBLIGATIONS (13.8%)* continued

	Principal amount	Value

Wells Fargo Mortgage
Backed Securities Trust
FRB Ser. 05-AR16, Class 2A1,
4.944s, 2035	$31,697	$31,481
Ser. 05-AR13, Class 1A4, IO,
0.742s, 2035	23,867,329	390,384

Total collateralized mortgage obligations
(cost $155,404,097)		$157,792,138

ASSET-BACKED SECURITIES (10.5%)*

	Principal amount	Value

Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N2, 10s, 2034
(Cayman Islands)	$122,441	$88,158
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	743,000	744,434
Ser. 04-1A, Class E, 6.42s, 2039	420,000	415,148
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.82s, 2036	117,000	73,736
Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB
Ser. 06-HE2, Class M10, 7.82s, 2036	1,001,000	500,465
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 6.02s, 2033	525,252	527,468
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.35s, 2011	740,000	744,654
Bear Stearns Asset Backed
Securities Trust IFB Ser. 07-AC5,
Class A6, IO, 1.23s, 2037	12,895,210	465,940
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.57s, 2034	507,000	496,860
FRB Ser. 06-PC1, Class M9,
7.07s, 2035	364,000	182,000
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036	552,000	276,000
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,562,742	1,082,199
Ser. 00-A, Class A2, 7.575s, 2030	283,670	198,097
Ser. 99-B, Class A4, 7.3s, 2016	1,353,003	870,136
Ser. 99-B, Class A3, 7.18s, 2015	2,312,555	1,471,363
FRB Ser. 00-A, Class A1,
5.48s, 2030	299,231	170,561
Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013	500,000	500,332
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s,
2011 (Cayman Islands)	330,105	331,222
FRB Ser. 04-AA, Class B3, 8.67s,
2011 (Cayman Islands)	56,179	56,279

ASSET-BACKED SECURITIES (10.5%)* continued

		Principal amount	Value

Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.4s, 2010		$860,000	$867,245
Citigroup Mortgage
Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.82s, 2035		599,000	319,147
FRB Ser. 05-HE4, Class M12,
7.37s, 2035		899,000	434,037
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		2,111,621	1,938,274
Ser. 00-4, Class A6, 8.31s, 2032		7,133,000	6,312,705
Ser. 00-5, Class A7, 8.2s, 2032		1,053,000	927,847
Ser. 00-1, Class A5, 8.06s, 2031		2,077,393	1,828,106
Ser. 00-4, Class A5, 7.97s, 2032		418,948	362,184
Ser. 00-5, Class A6, 7.96s, 2032		1,631,000	1,479,730
Ser. 02-1, Class M1F, 7.954s, 2033		85,000	88,099
Ser. 01-3, Class M2, 7.44s, 2033		161,772	11,324
FRB Ser. 02-1, Class M1A,
7.37s, 2033		4,326,000	4,283,718
Ser. 01-4, Class A4, 7.36s, 2033		472,296	485,701
Ser. 00-6, Class A5, 7.27s, 2031		169,951	168,378
FRB Ser. 01-4, Class M1,
7.07s, 2033		573,000	217,740
Ser. 01-1, Class A5, 6.99s, 2032		1,826,846	1,750,787
Ser. 01-3, Class A4, 6.91s, 2033		5,767,767	5,661,012
Ser. 02-1, Class A, 6.681s, 2033		2,199,419	2,223,813
Countrywide Asset Backed NIM
Certificates 144A Ser. 04-BC1N,
Class Note, 5 1/2s, 2035		540	270
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
2.281s, 2046		7,909,364	284,243
Ser. 05-2, Class 2X, IO,
1.16s, 2035		7,655,777	151,920
Countrywide Home Loans 144A IFB
Ser. 05-R1, Class 1AS, IO,
0.799s, 2035		6,671,521	183,839
Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038
(Cayman Islands)		838,000	737,821
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031		545,000	554,389
FHLMC Structured Pass Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 2.78s, 2043		1,633,001	125,537
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.051s, 2039		1,515,889	1,539,575
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		81,238	723
Ser. 04-3, Class A, 4 1/2s, 2034		3,186	46
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		1,347,000	1,339,657
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
6.287s, 2043
(United Kingdom)	GBP	1,995,722	4,134,194
FRB Ser. 03-2, Class 2C1,
5.2s, 2043
(United Kingdom)	EUR	2,785,000	3,811,727

ASSET-BACKED SECURITIES (10.5%)* continued

		Principal amount	Value

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,686,394	$1,734,691
Ser. 94-4, Class B2, 8.6s, 2019		585,397	430,923
Ser. 93-1, Class B, 8.45s, 2018		1,026,264	970,617
Ser. 99-5, Class A5, 7.86s, 2030		8,617,139	8,229,367
Ser. 96-8, Class M1, 7.85s, 2027		754,000	752,557
Ser. 95-8, Class B1, 7.3s, 2026		704,416	692,955
Ser. 95-4, Class B1, 7.3s, 2025		726,329	737,409
Ser. 97-6, Class M1, 7.21s, 2029		1,325,000	1,239,820
Ser. 95-F, Class B2, 7.1s, 2021		90,599	90,769
Ser. 99-3, Class A7, 6.74s, 2031		1,438,000	1,432,416
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,058,250	2,928,574
Ser. 99-5, Class M1A, 8.3s, 2026		312,000	292,856
Ser. 99-5, Class A4, 7.59s, 2028		79,932	81,150
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		712,336	711,681
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.32s,
2030 (Cayman Islands)		729,000	728,125
FRB Ser. 05-1A, Class E, 7.12s,
2030 (Cayman Islands)		163,023	151,611
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)		385,595	289,196
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s,
2036 (Cayman Islands)		1,485,000	1,477,575
FRB Ser. 02-1A, Class FFL, 8.07s,
2037 (Cayman Islands)		2,440,000	2,342,887
Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 6.839s, 2039
(United Kingdom)	GBP	1,700,000	3,458,650
Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 8.57s, 2032		$2,025,781	1,580,109
MASTR Asset Backed Securities
NIM Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)		4,987	1,995
MBNA Credit Card Master Note
Trust FRB Ser. 03-C5, Class C5,
6 1/2s, 2010		860,000	867,393
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands) (In default) †		19,589	19,295
Mid-State Trust Ser. 11, Class B,
8.221s, 2038		242,395	238,001
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class B3, 8.52s, 2034		458,000	320,600
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s, 2012		72,330	71,607
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 7.32s,
2039 (Cayman Islands)		500,000	508,125

ASSET-BACKED SECURITIES (10.5%)* continued

		Principal amount	Value

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		$319,349	$310,531
Ser. 04-B, Class C, 3.93s, 2012		143,102	139,614
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		1,958,373	1,706,323
Ser. 00-A, Class A2, 7.765s, 2017		284,944	252,291
Ser. 95-B, Class B1, 7.55s, 2021		542,000	338,750
Ser. 00-D, Class A4, 7.4s, 2030		1,945,000	1,246,716
Ser. 02-B, Class A4, 7.09s, 2032		810,521	760,668
Ser. 99-B, Class A4, 6.99s, 2026		2,120,622	1,982,782
Ser. 01-D, Class A4, 6.93s, 2031		1,464,504	1,128,876
Ser. 01-E, Class A4, 6.81s, 2031		1,961,894	1,717,540
Ser. 01-C, Class A2, 5.92s, 2017		2,208,203	1,109,799
Ser. 02-C, Class A1, 5.41s, 2032		2,524,567	2,260,363
Ser. 01-D, Class A2, 5.26s, 2019		294,252	210,878
Ser. 01-E, Class A2, 5.05s, 2019		1,976,741	1,566,567
Ser. 02-A, Class A2, 5.01s, 2020		574,747	515,091
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030		510,602	451,605
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.86s,
2018 (Ireland)		1,695,000	1,714,069
FRB Ser. 05-A, Class E, 9.96s,
2012 (Ireland)		466,000	471,732
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.82s, 2035		783,000	469,800
Park Place Securities, Inc. FRB
Ser. 04-MCW1, Class A2, 5.7s, 2034		693,037	686,865
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.82s, 2034		300,000	240,000
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		13,825	13,065
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.51s,
2042 (United Kingdom)		680,000	684,361
FRB Ser. 6, Class 3C, 6.501s,
2042 (United Kingdom)	GBP	1,731,000	3,527,002
Residential Asset Securities
Corp. Ser. 01-KS3, Class AII,
5.78s, 2031		$3,683,953	3,679,974
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
7.82s, 2035		778,000	155,600
Residential Asset Securitization
Trust IFB Ser. 07-A3, Class 2A2,
IO, 1.37s, 2037		9,802,528	515,630
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
6.504s, 2038 (United Kingdom)	GBP	250,000	511,287
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$91,710	92,054
SAIL Net Interest Margin
Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		33,837	105
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)		145,799	5,832

ASSET-BACKED SECURITIES (10.5%)* continued

	Principal amount	Value

SAIL Net Interest Margin
Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033
(Cayman Islands) (In default) †	$96,609	$10
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	23,821	700
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †	14,179	61
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	19,982	32
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	6,641	133
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †	40,481	202
Sasco Net Interest Margin Trust
144A Ser. 03-BC1, Class B,
zero %, 2033 (Cayman Islands)	530,404	53
Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
7.82s, 2036	463,000	331,443
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.557s, 2038
(Cayman Islands)	200,000	184,000
Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 6.156s, 2035	858,000	429,000
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.86s, 2015	3,478,233	3,473,885
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037	9,318,000	291,826
Ser. 07-4, Class 1A3, IO,
0.93s, 2037	9,318,000	336,022
Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
0.488s, 2037	10,563,682	204,935
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	904,000	858,167
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	756,000	709,884
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.26s, 2044 (United Kingdom)	1,119,266	1,119,266

Total asset-backed securities
(cost $121,799,912)		$120,205,183

SENIOR LOANS (7.4%)* (c)

	Principal amount	Value

Basic Materials (0.7%)
Aleris International, Inc. bank
term loan FRN Ser. B,
7 3/8s, 2013	$523,684	$488,336
Celanese Corp. bank term loan FRN
Ser. B, 7.11s, 2014	597,000	560,114
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.107s, 2013	1,625,250	1,527,444

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value

Basic Materials continued
Georgia-Pacific Corp. bank term
loan FRN Ser. B2, 7.11s, 2012	$597,000	$561,073
Hexion Specialty Chemicals, Inc.
bank term loan FRN 7 5/8s, 2013	496,250	475,625
Hexion Specialty Chemicals, Inc.
bank term loan FRN Ser. C,
7 5/8s, 2013	40,000	38,338
Innophos, Inc. bank term loan FRN
7.57s, 2010	336,124	327,721
Lyondell Chemical Co. bank term
loan FRN Ser. B, 6.856s, 2013	198,500	194,096
Momentive Performance
Materials, Inc. bank term loan
FRN 7 5/8s, 2013	348,250	325,033
NewPage Corp. bank term loan FRN
7 5/8s, 2011	343,435	337,139
Novelis Canadian, Inc. bank term
loan FRN Ser. B, 7.36s, 2014	459,375	434,109
Novelis, Inc. bank term loan FRN
Ser. B, 7.36s, 2014	1,010,625	955,041
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
7.108s, 2012	1,988,576	1,929,748
Smurfit-Stone Container Corp. bank
term loan FRN 5.23s, 2010	43,665	42,452
Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 7 3/8s, 2011	173,464	168,646
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 7 3/8s, 2011	64,534	62,742
		8,427,657

Capital Goods (0.2%)
Berry Plastics Holding Corp. bank
term loan FRN 7.355s, 2015	299,250	279,051
Graham Packaging Co., LP bank term
loan FRN 7 5/8s, 2011	199,500	189,026
Hexcel Corp. bank term loan FRN
Ser. B, 7.108s, 2012	583,790	573,574
McKechnie Holdings, LLC bank term
loan FRN 7.34s, 2014
(United Kingdom)	425,000	399,500
Mueller Water Products, Inc. bank
term loan FRN Ser. B, 7.097s, 2014	745,000	709,613
Polypore, Inc. bank term loan FRN
Ser. B, 7.61s, 2014	205,000	192,700
Terex Corp. bank term loan FRN
Ser. D, 7.11s, 2013	99,000	99,124
Transdigm, Inc. bank term loan FRN
7.36s, 2013	450,000	444,797
		2,887,385

Communication Services (0.5%)
American Cellular Corp. bank term
loan FRN 7.36s, 2014	349,125	344,543
Consolidated Communications
Holdings, Inc. bank term loan FRN
Ser. D, 7.11s, 2011	297,884	291,926

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value

Communication Services continued
Fairpoint Communications, Inc.
bank term loan FRN Ser. B,
7 1/8s, 2012	$541,884	$521,112
Hawaiian Telcom Communications,
Inc. bank term loan FRN Ser. C,
7.61s, 2014	1,160,000	1,097,650
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.36s, 2013 (Bermuda)	1,191,000	1,151,548
MetroPCS Wireless, Inc. bank term
loan FRN 7 5/8s, 2013	446,625	433,226
PanAmSat Corp. bank term loan FRN
Ser. B, 7.36s, 2013	1,191,000	1,151,796
Syniverse Holdings, Inc. bank term
loan FRN Ser. B, 7.11s, 2012	794,533	793,540
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 7.36s, 2013	364,170	354,611
		6,139,952

Consumer Cyclicals (1.8%)
Adesa, Inc. bank term loan FRN
7.61s, 2013	1,000,000	916,875
CCM Merger, Inc. bank term loan
FRN Ser. B, 7.36s, 2012	130,026	124,174
Cenveo, Inc. bank term loan FRN
7.11s, 2014	405,517	405,517
Cenveo, Inc. bank term loan FRN
7.1s, 2014	84,483	84,483
Claire’s Stores, Inc. bank term
loan FRN 8.11s, 2014	1,160,000	1,045,934
Coinmach Corp. bank term loan FRN
Ser. B-1, 7 7/8s, 2012	546,671	538,471
Cooper Tire & Rubber Co. bank term
loan FRN Ser. B, 7 7/8s, 2012	449,113	435,191
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. C,
7 7/8s, 2012	1,122,709	1,087,905
Custom Building Products bank term
loan FRN Ser. B, 7.57s, 2011	1,166,577	1,067,418
Dex Media West, LLC bank term loan
FRN Ser. B1, 6.86s, 2010	814,205	786,725
GateHouse Media, Inc. bank term
loan FRN Ser. B, 7.6s, 2014	430,000	414,592
Golden Nugget, Inc. bank term loan
FRN Ser. B, 7.32s, 2014	200,455	187,926
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 7.35s, 2014	114,545	107,386
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.1s, 2010	3,050,000	2,908,938
Isle of Capri Casinos, Inc. bank
term loan FRN 7.11s, 2014	413,725	393,039
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 7.11s, 2014	124,118	117,912
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 7.11s, 2014	165,490	157,216
Lear Corp bank term loan FRN
7.846s, 2013	1,010,000	989,519
Michaels Stores, Inc. bank term
loan FRN Ser. B, 7 5/8s, 2013	650,000	603,891

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.11s, 2013	$852,873	$813,346
Nortek Holdings, Inc. bank term
loan FRN Ser. B, 7.615s, 2011	301,415	286,344
PRIMEDIA, Inc. bank term loan FRN
Ser. B, 7.57s, 2013	295,500	292,914
R.H. Donnelley, Inc. bank term
loan FRN 6.86s, 2011	1,975,819	1,900,183
R.H. Donnelley, Inc. bank term
loan FRN Ser. A-4, 6.574s, 2009	84,877	79,784
R.H. Donnelley, Inc. bank term
loan FRN Ser. D1, 6.86s, 2011	741,017	711,994
Reader’s Digest Association, Inc.
(The) bank term loan FRN
7.347s, 2014	825,000	759,000
Standard-Pacific Corp. bank term
loan FRN Ser. B, 6.86s, 2013	199,999	187,499
Sun Media Corp. bank term loan FRN
Ser. B, 7.108s, 2009 (Canada)	274,255	266,028
Tribune Co. bank term loan FRN
Ser. B, 8.359s, 2014	1,885,000	1,705,252
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 7.861s, 2012	166,705	160,870
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7.9s, 2012	165,856	160,051
TRW Automotive, Inc. bank term
loan FRN Ser. B, 6 7/8s, 2014	370,000	362,600
Visant Holding Corp. bank term
loan FRN Ser. C, 7.33s, 2010	466,809	468,559
		20,527,536

Consumer Staples (1.9%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 7.859s, 2013	1,696,138	1,679,707
ARAMARK Corp. bank term loan FRN
7.36s, 2014	56,634	53,043
Aramark Corp. bank term loan FRN
7.32s, 2014	3,984	3,731
Cablevision Systems Corp. bank
term loan FRN 7.07s, 2013	2,123,125	2,032,512
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.36s, 2013	646,625	613,809
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.358s, 2013	700,000	664,475
Charter Communications, Inc. bank
term loan FRN 7.85s, 2014	400,000	379,750
Charter Communications, Inc. bank
term loan FRN 7.36s, 2014	3,460,417	3,285,666
Charter Communications, Inc. bank
term loan FRN Ser. B, 7.36s, 2014	100,000	94,950
Cinemark, Inc. bank term loan FRN
7.129s, 2013	591,510	569,082
Citadel Communications bank term
loan FRN Ser. B, 6.985s, 2014	835,000	778,638
Dean Foods Co. bank term loan FRN
Ser. B, 6.86s, 2014	1,496,250	1,436,026

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Gray Television, Inc. bank term
loan FRN Ser. B, 6.86s, 2014	$350,000	$331,406
Insight Midwest, LP bank term loan
FRN 7.35s, 2014	361,150	348,409
Jarden Corp. bank term loan FRN
Ser. B1, 7.11s, 2012	523,658	509,584
Jarden Corp. bank term loan FRN
Ser. B2, 7.11s, 2012	249,364	242,922
Mediacom Communications Corp.
bank term loan FRN Ser. C,
7.096s, 2015	982,563	945,716
Mediacom Communications Corp.
bank term loan FRN Ser. DD,
7.07s, 2015	238,800	225,666
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.61s, 2011	1,203,775	1,131,001
National Cinimedia, Inc. bank term
loan FRN 7.11s, 2015	494,000	477,239
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 8.11s, 2014	600,000	564,500
Prestige Brands, Inc. bank term
loan FRN Ser. B, 7.635s, 2011	884,440	860,118
Six Flags Theme Parks bank term
loan FRN 7.61s, 2015	1,280,000	1,191,466
Spanish Broadcasting Systems, Inc.
bank term loan FRN 7.11s, 2012	783,960	772,201
Universal City Development
Partners bank term loan FRN
Ser. B, 7.36s, 2011	1,136,666	1,102,566
VNU NV Group BV bank term loan
FRN Ser. B, 7.607s, 2013
(Netherlands)	2,945	2,859
Warner Music Group bank term loan
FRN Ser. B, 7.36s, 2011	460,734	448,557
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7 7/8s, 2012	474,898	450,857
		21,196,456

Energy (0.6%)
CR Gas Storage bank term loan FRN
7.11s, 2013	634,462	622,566
CR Gas Storage bank term loan FRN
7.11s, 2013	103,370	101,432
CR Gas Storage bank term loan FRN
7.07s, 2013	117,214	117,433
CR Gas Storage bank term loan FRN
Ser. DD, 7.11s, 2013	70,022	68,709
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 7.11s, 2013	130,000	124,800
Key Energy Services, Inc. bank
term loan FRN 7.86s, 2010	125,000	121,875
Key Energy Services, Inc. bank
term loan FRN Ser. B, 7.843s, 2012	1,853,093	1,806,766
Meg Energy Corp. bank term loan
FRN 7.36s, 2013 (Canada)	222,188	217,003
Meg Energy Corp. bank term loan
FRN Ser. DD, 6s, 2013
(Canada) (U)	225,000	219,188

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value

Energy continued
Petroleum Geo-Services ASA bank
term loan FRN 7.1s, 2015 (Norway)	$237,676	$226,387
Petroleum Geo-Services ASA bank
term loan FRN Ser. B, 7.6s, 2012
(Norway)	57,324	54,601
Targa Resources, Inc. bank term
loan FRN 7.332s, 2012	966,653	954,268
Targa Resources, Inc. bank term
loan FRN 5.225s, 2012	236,129	233,104
Western Refining, Inc. bank term
loan FRN Ser. B, 7.07s, 2014	1,205,357	1,148,103
Western Refining, Inc. bank term
loan FRN Ser. DD, 7.07s, 2014	294,643	280,647
		6,296,882

Financial (0.2%)
Hub International, Ltd. bank term
loan FRN Ser. B, 7.86s, 2014	281,863	264,599
Hub International, Ltd. bank term
loan FRN Ser. DD, 1 3/8s, 2014	63,137	59,270
Realogy Corp. bank term loan FRN
5.32s, 2013 (R)	408,333	382,958
Realogy Corp. bank term loan FRN
Ser. B, 8.36s, 2013 (R)	1,516,667	1,422,416
		2,129,243

Health Care (0.8%)
Carestream Health, Inc. bank term
loan FRN 7.341s, 2013	785,000	733,975
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.6s, 2014	1,196,114	1,137,803
Community Health Systems, Inc.
bank term loan FRN Ser. DD,
7.6s, 2014	79,781	75,891
Concentra, Inc. bank term loan FRN
Ser. B, 7.6s, 2014	465,000	444,075
Davita, Inc. bank term loan FRN
Ser. B, 6.863s, 2012	550,000	518,269
Health Management Associates, Inc.
bank term loan FRN 7.11s, 2014	2,421,930	2,348,599
Healthsouth Corp. bank term loan
FRN Ser. B, 7.86s, 2013	1,346,871	1,305,455
IASIS Healthcare, LLC/ IASIS
Capital Corp. bank term loan FRN
Ser. DD, 7.35s, 2014	131,161	124,439
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
10.606s, 2014	650,000	622,375
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.22s, 2014	34,976	33,184
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 7.36s, 2014	382,904	363,280
LifePoint, Inc. bank term loan FRN
Ser. B, 6.985s, 2012	150,069	142,128

SENIOR LOANS (7.4%)* (c) continued

	Principal amount	Value

Health Care continued
Psychiatric Solutions, Inc. bank
term loan FRN Ser. B, 7.11s, 2012	$662,363	$659,051
Surgical Care Affiliates, Inc.
bank term loan FRN Ser. B,
7.57s, 2015	370,000	347,800
		8,856,324

Technology (0.2%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
7 3/8s, 2013	350,000	329,000
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
7.32s, 2013	99,000	95,783
AMI Semiconductor, Inc. bank term
loan FRN 6.86s, 2012	626,549	610,886
Aspect Software, Inc. bank term
loan FRN 8.36s, 2011	49,625	47,702
JDA Software Group, Inc. bank term
loan FRN Ser. B, 7.61s, 2013	89,625	86,936
Sabre Holdings Corp. bank term
loan FRN 7.608s, 2014	534,494	486,008
SunGard Data Systems, Inc. bank
term loan FRN 7.356s, 2014	1,172,063	1,123,471
Travelport bank term loan FRN
7.86s, 2013	12,491	12,163
Travelport bank term loan FRN
Ser. B, 8.32s, 2013	62,253	60,619
		2,852,568

Transportation (0.1%)
Delta Airlines, Inc. bank term
loan FRN 7.36s, 2012	141,750	137,214
United Airlines Corp. bank term
loan FRN Ser. B, 7 3/8s, 2014	1,500,000	1,424,732
		1,561,946

Utilities & Power (0.4%)
Dynegy, Inc. bank term loan FRN
6.82s, 2013	1,505,000	1,425,988
Mirant North America, LLC. bank
term loan FRN 7.07s, 2013	121,039	117,307
NRG Energy, Inc. bank term loan
FRN 7.85s, 2014	355,000	344,173
NRG Energy, Inc. bank term loan
FRN 7.11s, 2014	434,871	418,744
NRG Energy, Inc. bank term loan
FRN 7.11s, 2014	1,047,504	1,008,659
Reliant Energy, Inc. bank term
loan FRN 7.1s, 2014	890,000	852,175
		4,167,046

Total senior loans (cost $89,143,723)		$85,042,995

PURCHASED OPTIONS OUTSTANDING (2.5%)*

	Expiration
	date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.0625%
versus the six-month
EUR-EURIBOR-
Telerate maturing on	Mar-09/
March 25, 2011.	4.063	EUR	17,330,000	$297,940
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.16%
versus the six-month
EUR-EURIBOR-
Telerate maturing on	Mar-12/
March 26, 2014.	4.160	EUR	12,120,000	220,811
Option on an interest
rate swap with Citibank,
N.A. London for the
right to receive a fixed
rate swap of 4.16%
versus the six month
EUR-EURIBOR-
Telerate maturing	Mar-12/
March 26, 2014.	4.160	EUR	12,120,000	78,636
Option on an interest
rate swap with Citibank,
N.A. London for the right
to receive a fixed
rate swap of 4.0625%
versus the six month
EUR-EURIBOR-
Telerate maturing	Mar-09/
March 25, 2011.	4.063	EUR	17,330,000	45,070
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.20%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 14, 2018.	5.200		$64,022,000	2,448,201
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month USD-
LIBOR-BBA maturing	May-08/
on May 14, 2018.	5.198		49,355,000	1,893,258

PURCHASED OPTIONS OUTSTANDING (2.5%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.220	$49,355,000 $	1,837,487
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 23, 2008.	5.450	58,857,000	1,603,853
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.215	39,102,000	1,465,543
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 8, 2018.	5.235	35,961,000	1,302,507
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a
fixed rate of 5.45%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 23, 2008.	5.450	58,857,000	1,121,814
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.21%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 14, 2018.	5.210	25,610,000	966,265

PURCHASED OPTIONS OUTSTANDING (2.5%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers International
(Europe) for the
right to receive a
fixed rate of 5.20%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 14, 2018.	5.200	$64,022,000	$759,301
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate swap of 5.16%
versus the three
month USD-LIBOR-
BBA maturing	Apr-08/
April 28, 2018.	5.160	16,675,000	658,996
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.220	49,355,000	608,547
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 14, 2018.	5.198	49,355,000	582,883
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.215%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 14, 2018.	5.215	39,102,000	477,435
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 8, 2018.	5.235	35,961,000	449,872

PURCHASED OPTIONS OUTSTANDING (2.5%)* continued

	Expiration
	date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 4.5943%
versus the six month
EUR-EURIBOR-
Telerate maturing on	May-09/
May 14, 2019.	4.594	EUR	7,300,000	$318,353
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-
BBA maturing on	May-08/
May 14, 2018.	5.210		$25,610,000	309,625
Option on an interest
rate swap with Goldman
Sachs International for the
right to receive a
fixed rate of 4.5943%
versus the six month
EUR-EURIBOR-
Telerate maturing on	May-09/
May 18, 2019.	4.594	EUR	7,300,000	174,664
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate swap of
5.16% versus the
three month
USD-LIBOR-BBA
maturing	Apr-08/
April 28, 2018.	5.160		$16,675,000	174,254
Option on an interest
rate swap with Lehman
Brothers International
(Europe) for the
right to pay a fixed
rate swap of 5.3475%
versus the three
month USD-LIBOR-
BBA maturing	Jan-08/
February 4, 2018.	5.348		131,421,000	3,437,973
Option on an interest
rate swap with Lehman
Brothers International
(Europe) for the
right to pay a fixed
rate swap of 4.4175%
versus the six month
EUR-EURIBOR-
Telerate maturing	Jan-12/
January 30, 2017.	4.418	EUR	52,989,000	1,921,355

PURCHASED OPTIONS OUTSTANDING (2.5%)* continued

	Expiration
	date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.3475%
versus the three month
USD-LIBOR-BBA
maturing on	Jan-08/
February 4, 2018.	5.348		$131,421,000	$1,584,937
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.39% versus
the three month
USD-LIBOR-BBA
maturing on	Jan-08/
January 29, 2018.	5.390		59,983,000	1,429,995
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 4.4175%
versus the six month
EUR-EURIBOR-Telerate
maturing on	Jan-12/
January 30, 2017.	4.418	EUR	52,989,000	955,238
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a
fixed rate of 5.39%
versus the three
month USD-LIBOR-
BBA maturing on	Jan-08/
January 29, 2018.	5.390		$59,983,000	785,177
Option on an interest
rate swap with Citibank
for the right to pay a fixed
rate of 1.03% versus
the six-month
JPY-LIBOR-BBA
maturing on	Jan-08/
January 26, 2009.	1.030	JPY13,814,000,000		210,018

Total purchased options outstanding
(cost $24,741,369)				$28,120,008

COMMON STOCKS (—%)*

			Shares	Value

Bohai Bay Litigation, LLC
(Units) (F)			1,327	$18,783
Contifinancial Corp. Liquidating
Trust Units (F)			5,373,919	537
VFB LLC (acquired various dates
from 6/22/99 through 12/08/03,
cost $1,311,474) (F) ‡ †			1,795,382	37,139
XCL Warranty Escrow (F)			1,327	189,473

Total common stocks (cost $4,305,815)				$245,932

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $221,464)

			Shares	Value

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.			4,826	$195,019

WARRANTS (—%)* †

	Expiration	Strike
	date	Price	Warrants	Value

Dayton Superior
Corp. 144A (F)	6/15/09	.01	1,980	$25,055
MDP Acquisitions
PLC 144A (Ireland)	10/01/13	EUR .001	960	26,880

Total warrants (cost $72,846)				$51,935

SHORT-TERM INVESTMENTS (6.0%)*

Principal amount/shares				Value

Putnam Prime Money Market
Fund (e)			60,322,409	$60,322,409
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.29%
to 5.53% and due dates ranging
from August 1, 2007 to
September 21, 2007 (d)			$789,424	787,740
U.S. Treasury Bills 4.86%,
September 27, 2007 #			7,782,000	7,722,523

Total short-term investments
(cost $68,832,672)				$68,832,672

TOTAL INVESTMENTS

Total investments (cost $1,188,697,956)				$1,190,818,463

  * Percentages indicated are based on net assets of $1,141,997,441.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2007 was $37,139 or less than 0.01% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

  # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2007.

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at July 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at July 31, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At July 31, 2007, liquid assets totaling $761,191,666 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2007.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at July 31, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at July 31, 2007 (as a percentage of Portfolio Value):
Argentina	2.2%	Mexico	0.7%
Austria	0.9	Russia	1.6
Canada	1.0	Spain	0.5
Cayman Islands	1.2	Sweden	0.9
France	2.3	Turkey	0.5
Germany	6.1	United Kingdom	1.9
Ireland	2.5	United States	68.6
Japan	6.1	Other	2.2

Luxembourg	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 7/31/07 (aggregate face value $208,078,782)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$31,211,479	$31,301,044	10/17/07	$ (89,565)
Brazilian Cruzeiro	902,860	893,978	10/17/07	8,882
British Pound	24,471,522	24,125,010	9/19/07	346,512
Canadian Dollar	2,644,219	2,656,305	10/17/07	(12,086)
Danish Krone	2,568,323	2,507,624	9/19/07	60,699
Euro	26,364,917	26,235,559	9/19/07	129,358
Indian Rupee	3,537,066	3,505,833	8/16/07	31,233
Indonesian Rupiah	3,150,709	3,265,142	8/15/07	(114,433)
Japanese Yen	14,401,329	14,414,301	11/21/07	(12,972)
Malaysian Ringgit	3,524,724	3,592,584	8/15/07	(67,860)
Mexican Peso	6,446,904	6,543,415	10/17/07	(96,511)
Norwegian Krone	45,846,119	45,088,029	9/19/07	758,090
Polish Zloty	10,496,181	10,101,850	9/19/07	394,331
Swedish Krona	12,755,840	12,646,120	9/19/07	109,720
Swiss Franc	21,673,145	21,201,988	9/19/07	471,157

Total				$1,916,555

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/07 (aggregate face value $386,484,246)

					Unrealized
			Aggregate	Delivery	appreciation/
	Value		face value	date	(depreciation)

Australian Dollar	$ 8,737,428		$8,866,784	10/17/07	$ 129,356
British Pound	24,995,621		24,841,439	9/19/07	(154,182)
Canadian Dollar	26,872,533		27,065,440	10/17/07	192,907
Euro	136,199,397	134,864,193		9/19/07	(1,335,204)
Hungarian Forint	6,753,271		6,527,669	9/19/07	(225,602)
Japanese Yen	95,340,708		94,906,129	8/15/07	(434,579)
Japanese Yen	2,877,343		2,877,347	11/21/07	4
Norwegian Krone	14,971,521		14,663,680	9/19/07	(307,841)
Swedish Krona	33,640,849		32,865,370	9/19/07	(775,479)
Swiss Franc	32,951,296		32,198,528	9/19/07	(752,768)
Taiwan Dollar	1,625,041		1,606,004	8/15/07	(19,037)
Turkish Lira	5,576,306		5,201,663	9/19/07	(374,643)

Total					$(4,057,068)

FUTURES CONTRACTS OUTSTANDING at 7/31/07

					Unrealized
	Number of			Expiration	appreciation/
	contracts		Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	20		$2,086,605	Sep-07	$ (17,932)
Euro-Bobl 5 yr (Short)	132		19,343,770	Sep-07	(119,582)
Euro-Bund 10 yr (Short)	416		64,202,188	Sep-07	74,621
Euro-Dollar 90 day (Long)	1,597	379,019,882		Sep-09	(1,087,962)
Euro-Dollar 90 day (Short)	1,597	379,946,263		Sep-08	732,844
Euro-Schatz 2 yr (Long)	478		67,280,263	Sep-07	127,798
Japanese Government Bond 10 yr (Long)	126	141,231,585		Sep-07	869,293
Sterling Interest Rate 90 day (Long)	945	225,497,359		Dec-07	(195,170)
U.K. Gilt 10 yr (Long)	52		11,164,447	Sep-07	(26,585)
U.S. Treasury Note 10 yr (Short)	566		60,800,781	Sep-07	(1,576,440)
U.S. Treasury Note 2 yr (Short)	542	111,076,125		Sep-07	(809,253)
U.S. Treasury Note 20 yr (Short)	122		13,427,625	Sep-07	(337,698)
U.S. Treasury Note 5 yr (Short)	2,609	275,167,969		Sep-07	(734,538)

Total					$(3,100,604)

WRITTEN OPTIONS OUTSTANDING at 7/31/07 (premiums received $8,617,036)

			Contract	Expiration date/
			amount	strike price	Value

Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to pay a fixed rate of 5.83% versus the three month USD-LIBOR-BBA maturing
on July 16, 2018.		$68,738,000		Jul-08 / 5.830	$2,367,337
Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to receive a fixed rate of 5.83% versus the three month USD-LIBOR-BBA maturing
on July 16, 2018.			68,738,000	Jul-08 / 5.830	1,093,622
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 26, 2022.		EUR	2,820,000	Mar-12 / 4.400	199,177
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.		EUR	2,540,000	Mar-17 / 4.560	166,397
Option on an interest rate swap with Citibank for the obligation to pay a fixed rate
of 4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.		EUR	2,540,000	Mar-17 / 4.560	90,882
Option on an interest rate swap with Citibank for the obligation to pay a fixed rate
of 4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 28, 2022.		EUR	2,820,000	Mar-12 / 4.400	78,088
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		$32,011,000		May-12 / 5.515	1,812,816

WRITTEN OPTIONS OUTSTANDING at 7/31/07 (premiums received $8,617,036) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	$19,551,000	May-12 / 5.510	$1,130,818
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	32,011,000	May-12 / 5.515	1,111,806
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	19,551,000	May-12 / 5.510	679,870
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	12,805,000	May-12 / 5.520	446,318
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	12,805,000	May-12 / 5.520	722,996

Total			$9,900,127

TBA SALE COMMITMENTS OUTSTANDING at 7/31/07 (proceeds receivable $6,349,453)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, August 1, 2037	$ 100,000	8/14/07	$ 101,023
FNMA, 6s, August 1, 2037	4,200,000	8/14/07	4,160,954
FNMA, 5 1/2s, August 1, 2037	1,000,000	8/14/07	965,703
FNMA, 4 1/2s, August 1, 2022	1,200,000	8/20/07	1,143,281

Total			$6,370,961

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/07

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$900,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (42,873)

	32,700,000		3/30/09	3.075%	3 month USD-LIBOR-BBA	835,341

	6,900,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	379,569

Citibank, N.A.
JPY	25,769,748,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	(740,893)

	$46,380,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(339,471)

AUD	34,430,000		6/19/17	6.8095%	6 month AUD-BBR-BBSW	(95,027)

AUD	118,510,000		6/18/12	6 month AUD-BBR-BBSW	6.915%	(94,298)

JPY	2,600,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	(184,393)

AUD	133,080,000		6/18/09	6.79%	3 month AUD-BBR-BBSW	98,589

GBP	42,330,000		6/6/17	6 month GBP-LIBOR-BBA	5.694%	(767,245)

GBP	37,510,000		6/6/12	6.003%	6 month GBP-LIBOR-BBA	265,603

GBP	10,070,000		6/8/37	5.02%	6 month GBP-LIBOR-BBA	340,933

	$23,700,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	23,238

JPY	2,230,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	86,173

Citibank, N.A., London
EUR	25,680,000		8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	—

AUD	86,260,000	(E)	7/23/10	3 month AUD-BBR-BBSW	6.92%	(102,869)

AUD	21,560,000	(E)	7/23/18	6.845%	6 month AUD-BBR-BBSW	(121,321)

Credit Suisse First Boston International
	$11,257,600		7/9/14	4.945%	3 month USD-LIBOR-BBA	283,322

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
GBP	2,910,000		4/3/36	7,330,962 GBP at maturity	6 month GBP-LIBOR-BBA	$ 1,061,606

EUR	56,330,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	4,304,304

GBP	26,140,000		6/14/09	6 month GBP-LIBOR-BBA	6.18625%	34,247

Deutsche Bank AG
ZAR	23,880,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(84,030)

Goldman Sachs International
AUD	43,130,000	(E)	7/23/11	3 month AUD-BBR-BBSW	6.994%	20,338

AUD	10,780,000	(E)	7/20/19	6.79%	6 month AUD-BBR-BBSW	(56,457)

AUD	43,130,000	(E)	7/20/11	3 month AUD-BBR-BBSW	6.954%	(650)

	$158,900,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(1,174,271)

	144,500,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	667,590

	700,000		7/25/09	5.327%	3 month USD-LIBOR-BBA	(2,790)

GBP	7,180,000		6/13/37	5.1875%	6 month GBP-LIBOR-BBA	(127,691)

AUD	10,430,000		6/28/17	6.8375%	6 month AUD-BBR-BBSW	(43,062)

AUD	35,550,000		6/28/12	6 month AUD-BBR-BBSW	6.92%	(16,123)

AUD	40,530,000		6/28/09	6.76%	3 month AUD-BBR-BBSW	45,927

AUD	10,780,000	(E)	7/23/19	6.84%	6 month AUD-BBR-BBSW	(81,460)

GBP	5,464,000		6/15/37	5.24%	6 month GBP-LIBOR-BBA	(182,380)

GBP	21,433,000		6/15/17	6 month GBP-LIBOR-BBA	5.9125%	330,314

GBP	18,755,000		6/15/12	6.175%	6 month GBP-LIBOR-BBA	(147,679)

GBP	35,620,000		6/13/09	6 month GBP-LIBOR-BBA	6.24125%	119,996

JPY	1,465,300,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(15,149)

JPMorgan Chase Bank, N.A.
	$30,500,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	516,532

	56,000,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	827,733

	139,343,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	26,622

	45,120,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(514,006)

JPY	11,230,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(904,243)

	$13,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	1,179,244

	30,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(1,442,545)

	100,000		7/25/17	3 month USD-LIBOR-BBA	5.652%	1,066

	20,430,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	11,467

	14,680,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	40,550

	66,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	(377,000)

	297,249,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(3,249,736)

Lehman Brothers International (Europe)
	66,339,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	(582,482)

	1,789,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(36,462)

	18,882,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	408,654

Lehman Brothers Special Financing, Inc.
JPY	4,600,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	770,129

JPY	2,655,800,000		6/10/16	1.7775%	6 month JPY-LIBOR-BBA	297,129

	$108,143,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	1,633,902

EUR	13,330,000		8/1/17	6 month EUR-EURIBOR-
				Telerate	4.719%	(40,656)

GBP	2,685,000		3/15/36	6,499,937.50 GBP at
				maturity	6 month GBP-LIBOR-BBA	1,101,821

	$80,954,000		6/14/17	3 month USD-LIBOR-BBA	5.8725%	2,277,253

	134,070,000		6/12/17	3 month USD-LIBOR-BBA	5.717%	2,166,162

Merrill Lynch Capital Services, Inc.
JPY	1,465,300,000		6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(59,650)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Derivative Products AG
JPY	732,600,000	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	$ (25,153)

Morgan Stanley Capital Services, Inc.
GBP	4,290,000	7/9/37	5.28375%	6 month GBP-LIBOR-BBA	(200,910)

GBP	35,750,000	7/9/09	6 month GBP-LIBOR-BBA	6.305%	153,016

Total					$8,455,395

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$11,830,000	5/2/08	10 bp plus	Banc of America	$(192,532)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Citibank, N.A.
	11,110,000	5/2/08	12.5 bp plus	Banc of America	(209,978)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

	60,000,000	10/1/07	(7.5 bp plus	The spread	1,303,739
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

	4,380,000	8/1/07	(7.5 bp plus	The spread	95,173
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

	83,120,000	10/31/07	10 bp plus change	Banc of America	(1,584,670)
			in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	2,910,000	4/3/36	4,409,746 GBP at	GBP Non-revised	(273,777)
			maturity	Retail Price
Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
GBP	7,030,000	4/20/37	3.154%	GBP Non-revised	$(520,222)
				UK Retail Price
				Index excluding
				tobacco

EUR	18,580,000	4/16/17	2.1925%	Eurostat	(270,162)
				Eurozone HICP
				excluding tobacco

EUR	9,290,000	4/16/37	(2.305%)	Eurostat	295,015
				Eurozone HICP
				excluding tobacco

	$2,644,000	9/15/11	678 bp (1 month	Ford Credit Auto	38,631
			USD-LIBOR-BBA)	Owner Trust
				Series 2005-B
				Class D

EUR	33,800,000	1/9/12	2.17%	Eurostat	(118,703)
				Eurozone HICP
				excluding tobacco

EUR	9,290,000	1/9/37	(2.3325%)	Eurostat	228,031
				Eurozone HICP
				excluding tobacco

$ 5,630,000		5/1/08	10 bp plus	Banc of America	—
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
			of America
			Securities AAA
			10 yr Index
			multiplied by
			the modified
			duration factor

	77,700,000	2/1/08	125 bp plus	The spread	345,120
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
			Securities Index

GBP	15,596,000	6/15/12	3.085%	GBP Non-revised	(3,811)
				Retail Price
				Index

EUR	44,310,000	7/16/12	2.1675%	French Consumer	(11,390)
				Price Index
				excluding tobacco

EUR	44,310,000	7/16/12	(2.24%)	Eurostat	70,247
				Eurozone HICP
				excluding tobacco

$27,690,000 (F)		1/1/08	(10 bp plus	The spread	641,937
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
			Securities Index)

EUR	5,174,000	6/12/37	(2.4775%)	Eurostat	(7,378)
				Eurozone HICP
				excluding tobacco

GBP	3,515,000	6/8/37	(3.315%)	GBP Non-revised	19,386
				Retail Price
				Index

EUR	48,870,000	5/16/12	2.18%	Eurostat	283,400
				Eurozone HICP
				excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
	$16,557,000		10/1/07	17.5 bp plus	The spread	$(355,818)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

EUR	37,560,000		7/25/13	2.1800%	French Consumer	(10,282)
Price Index
excluding tobacco

EUR	37,560,000		7/25/13	(2.23%)	Eurostat	5,141
Eurozone HICP
excluding tobacco

Lehman Brothers International (Europe)
	$ 979,000		1/1/08	(5 bp plus	The spread	18,596
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	27,690,000		1/1/08	(Beginning	The spread	567,742
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index)	duration factor

	27,690,000		1/1/08	(10 bp plus	The spread	564,513
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

Lehman Brothers Special Financing, Inc.
	36,746,000		10/1/07	10 bp plus	The spread	(695,991)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

EUR	8,700,000	(F)	3/29/37	(2.275%)	Eurostat	270,324
Eurozone HICP
excluding tobacco

GBP	2,685,000		3/15/36	4,063,876 GBP	GBP Non-revised	(281,871)
				at maturity	Retail Price
Index

Morgan Stanley & Co. International Limited
	$ 3,500,000	(F)	2/1/08	100 bp plus	The spread	(5,225)
				beginning	return of Lehman
				of period nominal	Brothers Aaa
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services Inc.
$43,620,000	10/31/07	10 bp plus	Banc of America	$(889,412)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Total				$(684,227)

(F) Security is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07

Upfront	Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$—	$ 389,000	10/12/52	(134 bp)	$ 34,254

DJ CDX NA HY Series 8
Index	74,848	17,108,000	6/20/12	(275 bp)	1,367,214

DJ CDX NA HY Series 8
Index	35,625	9,500,000	6/20/12	(275 bp)	753,271

Ford Motor Co., 7.45%,
7/16/31	—	935,000	3/20/12	(525 bp)	48,325

Ford Motor Credit Co.,
7%, 10/1/13	—	2,805,000	3/20/12	285 bp	(106,352)

Kinder Morgan, Inc.,
6 1/2%, 9/1/12	—	3,850,000	6/20/12	(89 bp)	292,722

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	460,000	6/20/11	(101 bp)	25,416

Nalco, Co.
7.75%,11/15/11	—	175,000	9/20/12	350 bp	(6,977)

Bear, Stearns Credit Products, Inc.
Claire’s Stores, 9
5/8%, 6/1/15	—	140,000	6/20/12	230 bp	(10,057)

Bear, Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	467,070	10/12/52	(134 bp)	41,233

Citibank, N.A.
Charter Communications
Operating LLC	—	1,175,000	3/20/12	(108 bp)	96,996

DJ CDX NA IG Series 6
Index	8,674	8,432,000	6/20/13	(50 bp)	170,709

DJ CDX NA IG Series 6
Index 7-10% tranche	(F)	—	8,432,000	6/20/13	45.75 bp	(415,413)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	430,000	9/20/12	495 bp	(19,950)

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	—	2,175,000	10/20/11	194 bp	17,513

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	420,000	6/20/09	(165 bp)	(15,542)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	295,000	6/20/17	297 bp	(41,090)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07 continued

		Upfront				Fixed payments	Unrealized
Swap counterparty /		premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**		amount	date	fund per annum	(depreciation)

Credit Suisse International continued
Freeport-McMoRan Copper
& Gold, Inc.	(F)	$—		$1,180,200	3/20/12	(82 bp)	$ (1,129)

Freeport-McMoRan Copper
& Gold, Inc.		—		1,180,000	3/20/12	41 bp	632

Nalco, Co. 7.75%,
11/15/11		—		175,000	9/20/12	320bp	(6,570)

Neiman Marcus Group,
Inc., 9%, 10/15/15		—		700,000	3/20/12	(64 bp)	28,730

Republic of Peru, 8
3/4%, 11/21/33		—		1,205,000	4/20/17	125 bp	(20,809)

Solectron Corp., 0%,
5/8/20		—		439,000	3/20/12	(180 bp)	(20,111)

Solectron Global
Finance Ltd, 8%, 3/15/16		—		439,000	3/20/12	380 bp	25,338

Sungard Data Systems,
Inc., 4 7/8%, 1/15/14		—		1,175,000	3/20/10	(48 bp)	41,172

Deutsche Bank AG
DJ CDX NA IG Series 7		(1)		2,578,000	12/20/13	(50 bp)	69,906

DJ CDX NA IG Series 7
Index 7-10% tranche	(F)	—		2,578,000	12/20/13	55 bp	(114,098)

DJ CDX NA IG Series 8
Index 7-10% tranche	(F)	—		7,132,000	6/20/12	22 bp	(190,733)

DJ iTraxx Europe Series
6 Version 1		19,051	EUR	4,571,000	12/20/13	(40 bp)	85,655

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	(F)	—	EUR	4,571,000	12/20/13	43 bp	(328,482)

Republic of Indonesia,
6.75%, 2014		—		$1,125,000	9/20/16	292 bp	16,286

Republic of Peru, 8
3/4%, 11/21/33		—		1,205,000	4/20/17	126 bp	(19,147)

Republic of Turkey, 11
7/8%, 1/15/30		—		1,810,000	6/20/14	195 bp	(35,343)

Republic of Venezuela,
9 1/4%, 9/15/27		—		1,175,000	6/20/14	220 bp	(97,400)

Russian Federation,
7 1/2%, 3/31/30		—		2,210,000	6/20/17	61 bp	(60,164)

United Mexican States,
7.5%, 4/8/33		—		1,080,000	4/20/17	66 bp	2,581

United Mexican States,
7.5%, 4/8/33		—		2,945,000	3/20/14	56 bp	723

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities				7,487,000	(a)	2.461%	45,279

DJ CDX NA HY Series 5
Index	(F)	(151,198)		10,264,320	12/20/10	(395 bp)	(468,451)

DJ CDX NA HY Series 8
Index		(157,837)		9,903,518	6/20/10	275 bp	(440,591)

DJ CDX NA HY Series 8
Index		41,000		8,200,000	6/20/12	(275 bp)	660,442

DJ CDX NA HY Series 8
Index		4,000		800,000	6/20/12	(275 bp)	64,433

DJ CDX NA IG Series 7
Index		(1)		4,293,000	12/20/13	(50 bp)	56,316

DJ CDX NA IG Series 7
Index		6,761		10,038,000	12/20/13	(50 bp)	139,693

DJ CDX NA IG Series 7
Index 7-10% tranche		—		4,293,000	12/20/13	56 bp	(228,545)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07 continued

Upfront	Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA IG Series 7

Index 7-10% tranche	(F)	$—	$10,038,000	12/20/13	48 bp	$(563,533)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	47,479,000	6/20/12	(2.75 bp)	216,890

General Motors Corp.,
7 1/8%, 7/15/13	—	2,720,000	9/20/08	620 bp	78,508

General Motors Corp.,
7 1/8%, 7/15/13	—	2,720,000	9/20/07	(427.5 bp)	(20,393)

General Motors Corp.,
7 1/8%, 7/15/13	—	580,000	9/20/08	620 bp	16,741

General Motors Corp.,
7 1/8%, 7/15/13	—	580,000	9/20/07	(425 bp)	(4,308)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	2,375,000	9/20/17	(67.8 bp)	43,750

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	2,375,000	9/20/12	55 bp	(28,797)

Merrill Lynch & Co.,
5%, 1/15/15	—	2,375,000	9/20/12	48 bp	(25,816)

Merrill Lynch & Co.,
5%, 1/15/15	—	2,375,000	9/20/17	(59.8 bp)	40,591

Nalco, Co. 7.75%,
11/15/11	—	175,000	9/20/12	370 bp	(5,918)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	16,557,000	3/15/49	(7 bp)	266,911

Freeport-McMoRan Copper
& Gold, Inc.	—	2,360,300	3/20/12	(85 bp)	(19,089)

General Motors Corp.,
7 1/8%, 7/15/13	—	460,000	9/20/07	(350 bp)	(2,527)

General Motors Corp.,
7 1/8%, 7/15/13	—	460,000	9/20/08	500 bp	6,667

Idearc, Inc T/L B L	—	1,150,000	6/20/12	79 bp	(68,614)

Republic of Argentina,
8.28%, 12/31/33	—	1,385,000	6/20/14	235 bp	(132,857)

Republic of Indonesia,
6.75%, 3/10/14	—	1,870,000	6/20/17	171.5 bp	(139,257)

Republic of Turkey, 11
7/8%, 1/15/30	—	1,945,000	5/20/17	230 bp	(50,693)

Republic of Turkey, 11
7/8%, 1/15/30	—	1,435,000	5/20/17	244 bp	(24,312)

Russian Federation,
7 1/2%, 3/31/30	—	1,580,000	5/20/17	60 bp	(42,233)

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	2,375,000	9/20/12	63.5 bp	(37,555)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	2,375,000	9/20/17	(77 bp)	56,917

DJ ABX NA CMBX
BBB Index	(F)	—	116,767	10/12/52	(134 bp)	9,451

DJ CDX NA CMBX AAA Index	36,746,000	3/15/49	(7 bp)	720,221

DJ CDX NA HY Series 8
Index	(442,250)	11,600,000	6/20/12	(275 bp)	458,844

DJ CDX NA HY Series 8
Index	57,132	3,808,800	6/20/10	(275 bp)	166,316

DJ CDX NA HY Series 8
Index 15-25% tranche (F)	—	4,761,000	6/20/10	80 bp	(345,702)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	32,902,000	6/20/12	340 bp	828,013

DJ CDX NA HY Series 8
Index 35-60% tranche	—	32,307,000	6/20/12	104 bp	(2,149,716)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07 continued

		Upfront				Fixed payments	Unrealized
Swap counterparty /		premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 8
Index 35-60% tranche		$—	$86,378,000		6/20/12	95 bp	$(6,075,212)

DJ CDX NA IG Series 7
Index	(F)	2,489		4,197,000	12/20/13	(50 bp)	83,562

DJ CDX NA IG Series 7
Index 7-10% tranche	(F)	—		4,197,000	12/20/13	54.37 bp	(221,877)

DJ CDX NA IG Series 8
Index		242,645		12,775,000	6/20/14	45 bp	—

DJ CDX NA IG Series 8
Index 30-100% tranche		—		17,768,850	6/20/12	(3.125 bp)	74,676

DJ CDX NA IG Series 8
Index 30-100% tranche		—		86,339,150	6/20/12	(8 bp)	181,380

DJ CDX NA IG Series 8
Index 7-10% tranche		—		3,650,000	6/20/14	(152 bp)	—

DJ iTraxx Europe Series
6 Version 1		18,288	EUR	5,485,000	12/20/13	(40 bp)	98,209

DJ iTraxx Europe Series
6 Version 1, 6-9% tranche		—	EUR	5,485,000	12/20/13	45.25 bp	(341,140)

Freescale
Semiconductor, 8 7/8%,
12/15/14		—		$1,143,000	6/20/10	(228 bp)	36,888

Freescale
Semiconductor, 8 7/8%,
12/15/14		—		1,143,000	6/20/12	355 bp	(96,382)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12		—		2,375,000	9/20/12	45.5 bp	(28,506)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12		—		2,375,000	9/20/17	(58 bp)	43,819

Morgan Stanley Dean
Witter, 6.6% 4/1/12		—		2,375,000	9/20/12	48 bp	(27,883)

Morgan Stanley Dean
Witter, 6.6% 4/1/12		—		2,375,000	9/20/17	(60.5 bp)	46,330

Nalco, Co. 7.75%,
11/15/11		—		175,000	9/20/12	340 bp	(7,673)

Republic of Argentina,
8.28%, 12/31/33		—		1,960,000	5/20/17	296 bp	(210,641)

Republic of Ecuador,
10%, 8/15/30		—		1,110,000	5/20/12	540 bp	(98,335)

Republic of Ecuador,
10%, 8/15/30		—		1,120,000	6/20/12	600 bp	(84,866)

Republic of Ecuador,
10%, 8/15/30		—		665,000	5/20/12	540 bp	(59,511)

Republic of Peru, 8
3/4%, 11/21/33		—		2,330,000	10/20/16	215 bp	106,192

Republic of Turkey, 11
7/8%, 1/15/30		—		2,780,000	5/20/17	228 bp	(76,895)

Republic of Venezuela,
9 1/4%, 9/15/27		—		2,340,000	5/20/08	(130 bp)	2,860

Republic of Venezuela,
9 1/4%, 9/15/27		—		2,340,000	5/20/12	183 bp	(147,248)

Solectron Corp., 0%,
5/8/20		—		979,000	3/20/12	(180 bp)	(44,848)

Solectron Corp., 0%,
5/8/20		—		699,000	3/20/12	(175 bp)	(30,554)

Solectron Corp., 0%,
5/8/20		—		420,000	3/20/12	(175 bp)	(18,359)

Solectron Global
Finance Ltd, 8%, 3/15/16		—		191,000	3/20/12	380 bp	8,926

Solectron Global
Finance Ltd, 8%, 3/15/16		—		699,000	3/20/12	380 bp	32,667

United Mexican States,
7.5%, 4/8/33		—		1,310,000	4/20/17	67 bp	4,124

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/07 continued

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13		$—	$ 1,895,000	9/20/07	(335 bp)	$ (9,661)

General Motors Corp.,
7 1/8%, 7/15/13		—	1,895,000	9/20/08	500 bp	27,465

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11		—	295,000	6/20/17	295 bp	(37,512)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12		—	1,100,000	6/20/09	190 bp	(35,600)

DJ ABX NA CMBX BBB Index			162,464	10/12/52	(134 bp)	13,661

DJ CDX NA HY Series 7
Index	(F)	122,218	2,573,000	12/20/09	(325 bp)	128,671

DJ CDX NA HY Series 8
Index		(57,820)	3,854,663	6/20/10	275 bp	(167,874)

DJ CDX NA HY Series 8
Index		284,652	18,976,800	6/20/10	(275 bp)	826,455

DJ CDX NA HY Series 8
Index		485,600	25,564,000	6/20/14	45 bp	—

DJ CDX NA HY Series 8
Index	(F)	(11,605)	773,663	6/20/10	275 bp	(28,583)

DJ CDX NA HY Series 8
Index		(32,300)	1,987,718	6/20/10	275 bp	(88,900)

DJ CDX NA HY Series 8
Index 0-15% tranche	(F)	(121,570)	1,186,050	6/20/10	0 bp	133,431

DJ CDX NA HY Series 8
Index 0-15% tranche	(F)	(24,103)	238,050	6/20/10	0 bp	27,078

DJ CDX NA HY Series 8
Index 0-25% tranche	(F)	—	23,721,000	6/20/10	79 bp	(1,727,936)

DJ CDX NA IG Series 7
Index	(F)	2,650	4,463,000	12/20/13	(50 bp)	88,860

DJ CDX NA IG Series 7
Index 10-15% tranche	(F)	102,920	2,573,000	12/20/09	0 bp	(244,435)

DJ CDX NA IG Series 7
Index, 7-10% tranche	(F)	—	4,463,000	12/20/13	53 bp	(239,135)

DJ CDX NA IG Series 8
Index 7-10% tranche		—	29,220,000	6/20/14	(156 bp)	—

Dominican Republic, 8
5/8%, 4/20/27		—	2,340,000	11/20/11	(170 bp)	4,563

Dynegy Holdings Inc.,
6 7/8%, 4/1/11		—	295,000	6/20/12	225 bp	(24,687)

Freeport-McMoRan Copper
& Gold, Inc.		—	1,180,200	3/20/12	(83 bp)	(2,908)

Freeport-McMoRan Copper
& Gold, Inc.		—	3,540,700	3/20/12	44 bp	(46,919)

General Motors Corp.,
7 1/8%, 7/15/13		—	465,000	9/20/07	(335 bp)	(2,371)

General Motors Corp.,
7 1/8%, 7/15/13		—	465,000	9/20/08	500 bp	6,739

Nalco, Co. 7.75%,
11/15/11		—	175,000	9/20/12	330 bp	(6,114)

Total						$(7,569,624)

  * Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Security is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/07

ASSETS

Investment in securities, at value, including $769,814 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,128,375,547)	$1,130,496,054
Affiliated issuers (identified cost $60,322,409) (Note 5)	60,322,409

Foreign currency (cost $10,408,274) (Note 1)	10,581,348

Interest and other receivables	13,609,087

Receivable for securities sold	5,323,612

Receivable for sales of delayed delivery securities (Notes 1 and 6)	6,363,624

Unrealized appreciation on swap contracts (Note 1)	34,026,580

Receivable for variation margin (Note 1)	782,852

Receivable for open forward currency contracts (Note 1)	2,848,074

Receivable for closed forward currency contracts (Note 1)	2,548,662

Receivable for open swap contracts (Note 1)	696,394

Receivable for closed swap contracts (Note 1)	7,934,926

Premium paid on swap contracts (Note 1)	998,685

Total assets	1,276,532,307

LIABILITIES

Payable to custodian (Note 2)	4,577,574

Distributions payable to shareholders	4,820,185

Payable for securities purchased	5,358,008

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	50,668,969

Payable for compensation of Manager (Notes 2 and 5)	2,139,839

Payable for investor servicing (Note 2)	53,611

Payable for custodian fees (Note 2)	5,955

Payable for Trustee compensation and expenses (Note 2)	206,709

Payable for administrative services (Note 2)	4,457

Payable for open forward currency contracts (Note 1)	4,988,587

Payable for closed forward currency contracts (Note 1)	2,843,106

Payable for closed swap contracts (Note 1)	6,302,328

Premium received on swap contracts (Note 1)	1,508,553

Written options outstanding, at value (premiums received $8,617,036) (Notes 1 and 3)	9,900,127

Unrealized depreciation on swap contracts (Note 1)	33,825,036

TBA sales commitments, at value (proceeds receivable $6,349,453) (Note 1)	6,370,961

Collateral on securities loaned, at value (Note 1)	787,740

Other accrued expenses	173,121

Total liabilities	134,534,866

Net assets	$1,141,997,441

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$1,392,476,803

Undistributed net investment income (Note 1)	13,055,786

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(259,549,333)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,985,815)

Total — Representing net assets applicable to capital shares outstanding	$1,141,997,441

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($1,141,997,441 divided by 160,911,717 shares)	$7.10

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/07

INVESTMENT INCOME

Interest (including interest income of $9,165,490 from investments in affiliated issuers) (Note 5)	$75,134,437

Dividends	35,506

Securities lending	13,540

Total investment income	75,183,483

EXPENSES

Compensation of Manager (Note 2)	8,739,207

Investor servicing fees (Note 2)	647,961

Custodian fees (Note 2)	319,461

Trustee compensation and expenses (Note 2)	70,537

Administrative services (Note 2)	32,798

Other	888,839

Fees waived by Manager (Note 5)	(163,663)

Total expenses	10,535,140

Expense reduction (Note 2)	(95,870)

Net expenses	10,439,270

Net investment income	64,744,213

Net realized gain on investments (Notes 1 and 3)	6,472,350

Net increase from payments by affiliates (Note 2)	38,937

Net realized loss on swap contracts (Note 1)	(1,132,806)

Net realized loss on futures contracts (Note 1)	(1,335,961)

Net realized gain on foreign currency transactions (Note 1)	2,497,868

Net realized gain on written options (Notes 1 and 3)	529,953

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,861,715)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	1,554,693

Net gain on investments	5,763,319

Net increase in net assets resulting from operations	$70,507,532

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/07	7/31/06

Operations:
Net investment income	$ 64,744,213	$ 65,861,141

Net realized gain (loss) on investments and foreign currency transactions	7,070,341	(10,978,350)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,307,022)	(19,713,253)

Net increase in net assets resulting from operations	70,507,532	35,169,538

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income	(64,419,694)	(69,087,605)

Decrease from shares repurchased (Note 4)	(174,168,870)	(52,983,647)

Total decrease in net assets	(168,081,032)	(86,901,714)

NET ASSETS

Beginning of year	1,310,078,473	1,396,980,187

End of year (including undistributed net investment and distributions in excess
of net investment income of $13,055,786 and $773,361, respectively)	$1,141,997,441	$1,310,078,473

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	186,509,884	195,156,300

Shares repurchased (Note 4)	(25,590,459)	(8,646,416)

Retirement of shares held by the fund (Note 4)	(7,708)	—

Shares outstanding at end of year	160,911,717	186,509,884

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$7.02	$7.16	$7.03	$6.75	$6.22

Investment operations:
Net investment income (a)	.36(d)	.34(d)	.36(d)	.44(d)	.51

Net realized and unrealized
gain (loss) on investments	.03	(.16)	.28	.31	.54

Total from
investment operations	.39	.18	.64	.75	1.05

Less distributions:
From net investment income	(.36)	(.36)	(.51)	(.47)	(.52)

Total distributions	(.36)	(.36)	(.51)	(.47)	(.52)

Increase from shares repurchased	.05	.04	—	—	—

Net asset value,
end of period	$7.10	$7.02	$7.16	$7.03	$6.75

Market price,
end of period	$6.21	$6.02	$6.31	$6.29	$6.31

Total return at
market price (%)(b)	9.06	1.14	8.35	7.18	13.41

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$1,141,997	$1,310,078	$1,396,980	$992,676	$952,730

Ratio of expenses to
average net assets (%)(c)	.82(d)	.81(d)	.84(d)	.83(d)	.85

Ratio of net investment income
to average net assets (%)	5.02(d)	4.86(d)	4.99(d)	6.19(d)	7.91

Portfolio turnover (%)	83.71(e)	104.97(e)	139.74(e)	78.43	96.21(f )

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2007, July 31, 2006, July 31, 2005, and July 31, 2004 reflect a reduction of 0.01%, 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/07

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital which it pursues by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management, the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2007, the value of securities loaned amounted to $769,814. The fund received cash collateral of $787,740 which is pooled with collateral of other Putnam funds into 55 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $251,160,007 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$60,809,014	July 31, 2008

59,441,379	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

5,872,193	July 31, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2008 $8,236,195 of losses recognized during the period November 1, 2006 to July 31, 2007.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, income on swap contract, and interest only securities.. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2007, the fund reclassified $13,504,628 to increase undistributed net investment income and $23,917,010 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $10,412,382.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2007 were as follows:

Unrealized appreciation	$ 35,503,031
Unrealized depreciation	(37,414,546)
———————————————
Net unrealized appreciation	(1,911,515)
Undistributed ordinary income	6,416,499
Capital loss carryforward	(251,160,007)
Post-October loss	(8,236,195)
Cost for federal income tax purposes	$1,192,729,978

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investments advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes through incurrence of indebtedness). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Investments described in the previous paragraph.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities then in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

Putnam Management voluntarily reimbursed the fund $38,937 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended July 31, 2007, the fund incurred $930,627 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At July 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2007, the fund’s expenses were reduced by $95,870 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $500, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended July 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $887,057,252 and $935,510,999, respectively. Purchases and sales of U.S. government securities aggregated $11,005,434 and $11,005,434, respectively.

Written option transactions during the year ended July 31, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	JPY	56,125,048,000	$ 921,579

Options opened	AUD	63,260,000	30,313
	EUR	10,720,000	436,472
		$266,211,311	8,503,398

Options expired	JPY	(25,769,748,000)	(483,403)
	AUD	(63,260,000)	(30,313)

Options closed	JPY	(30,355,300,000)	(438,176)
		$(1,311)	(322,834)

Written options outstanding
at end of year	EUR	10,720,000	436,472
		$266,210,000	8,180,564

Note 4: Shares repurchased

In October 2005, the Trustees of the fund authorized Putnam Investments to implement a repurchase program, which would allow the fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007.

For the year ended July 31, 2007, the fund repurchased 7,710,688 common shares, under its repurchase program, for an aggregate purchase price of $48,473,032, which reflects a weighted-average discount from net asset value per share of 12% .

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month ending October 7, 2008 (based on shares outstanding as of October 5, 2007).

Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

In July, 2007, the fund repurchased 17,879,771 common shares pursuant to an issuer tender offer commenced on June 4, 2007, at $7.03 per share, for an aggregate purchase price of $125,695,838. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 12, 2007.

During the period, the fund retired 7,708 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of the shares.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2007, management fees paid were reduced by $163,663 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $9,165,490 for the year ended July 31, 2007. During the year ended July 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $499,250,040 and $610,612,066, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of July 31, 2007, the fund had unfunded loan commitments of $225,000, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

MEG Energy	$225,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and compliance
certifications (unaudited)

Federal tax information

The fund designated 0.05% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2007, the fund hereby designates 0.05%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Compliance certifications

On February 6, 2007, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

105,753,488	8,024,344	3,444,620

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc.  (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2005, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter
	Executive Vice President, Principal	Nancy E. Florek
Investment Sub-Manager	Executive Officer, Associate Treasurer	Vice President, Assistant Clerk, Assistant
Putnam Investments Limited	and Compliance Liaison	Treasurer and Proxy Manager
57–59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Vice President
Trustees
John A. Hill, Chairman	Richard S. Robie, III
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	Francis J. McNamara, III
Myra R. Drucker	Vice President and Chief Legal Officer
Charles E. Haldeman, Jr.
Paul L. Joskow	Robert R. Leveille
Elizabeth T. Kennan	Vice President and Chief Compliance Officer
Kenneth R. Leibler
Robert E. Patterson	Mark C. Trenchard
George Putnam, III	Vice President and BSA Compliance Officer
W. Thomas Stephens
Richard B. Worley	Judith Cohen
Vice President, Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN708 246884 9/07

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2007	$73,650	$--	$5,450	$-
July 31, 2006	$65,580	$--	$4,680	$862

For the fiscal years ended July 31, 2007 and July 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,450 and $5,542 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,
2007	$ -	$ -	$ -	$ -
July 31,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

•  the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in a loss of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances, and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

► For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board

Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leaders	Joined	Employer	Positions Over Past Five Years
	Fund

William Kohli	2002	Putnam Management	Team Leader, Portfolio
		1994-Present	Construction
			Previously, Director, Core Fixed
			Income Team

Portfolio
Members

Rob Bloemker	2005	Putnam Management	Chief Investment Officer, Fixed
		1999-Present	Income Team
			Previously, Team Leader,
			Mortgage and Government Team

Jeff Kaufman	2005	Putnam Management	Team Leader, Emerging Markets
		1998-Present

Kevin Murphy	2007	Putnam Management	Team Leader, High Grade Credit
		1999-Present

Paul Scanlon	2005	Putnam Management	Team Leader, U.S. High Yield.
		1999-Present	Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts,
	Other SEC-registered open-		Other accounts that pool		managed account programs
Portfolio Leader	end and closed-end funds		assets from more than one		and single-sponsor defined
or Member			client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	5	$3,737,500,000	9	$990,300,000	6	$1,438,600,000

Rob Bloemker	16	$10,660,000,000	21	$13,449,500,000	24*	$9,520,500,000

Jeff Kaufman	3	$3,609,200,000	6	$450,500,000	3	$207,900,000

Paul Scanlon	14	$7,901,500,000	11	$944,700,000	6	$304,900,000

Kevin Murphy	12	$8,218,900,000	11	$8,630,400,000	16	$5,407,900,000

* 3 accounts, with total assets of $656,300,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of the fund’s fiscal year end.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31,
2006	1,951,563	$6.15	1,951,563	8,917,651

September 1 -
September 30,
2006	1,239,098	$6.24	1,239,098	7,678,553

October 1 -
October 31,
2006	1,397,939	$6.24	1,397,939	6,280,614
November 1 -
November 30,
2006	1,468,936	$6.37	1,468,936	4,811,678

December 1 -
December 31,
2006	1,549,262	$6.44	1,549,262	3,262,416

January 1 -
January 31,	103,890	$6.53	103,890	3,158,526

2007

February 1 -
February 28,
2007	-	-	-	3,158,526

March 1 -
March 31, 2007	-	-	-	3,158,526

April 1 - April
30, 2007	-	-	-	3,158,526
May 1 - May
31, 2007	-	-	-	3,158,526

June 1 - June
30, 2007	-	-	-	3,158,526

July 1 - July 31,
2007	17,879,771	$7.03	17,879,771***	3,158,526

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

***Includes 17,879,771 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $7.03 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2007